UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

c/o CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

March 31, 2015

ANNUAL REPORT

SEI Asset Allocation Trust

Defensive Strategy Fund

Defensive Strategy Allocation Fund

Conservative Strategy Fund

Conservative Strategy Allocation Fund

Moderate Strategy Fund

Moderate Strategy Allocation Fund

Aggressive Strategy Fund

Tax-Managed Aggressive Strategy Fund

Core Market Strategy Fund

Core Market Strategy Allocation Fund

Market Growth Strategy Fund

Market Growth Strategy Allocation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015

Letter to Shareholders

To our Shareholders:

The Funds’ fiscal year (April 1, 2014 through March 31, 2015) was marked by plenty of political intrigue; but within financial markets, it began rather quietly. Through the summer of 2014, most economies and markets were well behaved, and volatility (a widely used indicator of investor uncertainty) fell sharply as the second quarter of 2014 unfolded. However, at that point, several important trends developed that contributed to market uncertainty. The most relevant ones, in SEI’s view, were the sharp drop in crude-oil prices, the dramatic strengthening of the U.S. dollar (and coincident weakening of the euro), and rising market volatility from the start of the fourth quarter of 2014 through February 2015. While these developments made for a bumpy ride at times, investors still fared well for the most part over this period.

Geopolitical Events

In the first half of 2014, Russian President Vladimir Putin appeared to be running circles around western political rivals when he successfully annexed Crimea from Ukraine. The European Union and the U.S. imposed multiple rounds of economic sanctions in response, but these did not impact the Russian economy or financial markets too badly — until the price of oil began a sharp, deep descent after the middle of the year. (Russia is a major oil producer and its economy and public expenditures rely heavily on oil revenues.)

The falling oil price was the result of several factors, most notably expanding supply within North America, where significant investments have been made in energy production in recent years. The resulting pressure on oil prices was strong enough to overcome the supply interruptions caused by chaotic social and political conditions in other oil-producing areas, such as Iraq, Syria and Libya. The Organization of the Petrolleum Exporting Companies, led by Saudi Arabia, chose not to cut production in order to support prices. As a result, the sharply lower price of oil in 2014 came to reflect an intense battle for market share, especially between Saudi Arabia and North America. While Saudi Arabia has thus far been able to weather the conflict (thanks to the massive foreign-currency reserves it has amassed over the years), there has been significant collateral damage to other countries that rely heavily on oil revenues. Examples include Iran (a major regional rival of Saudi Arabia), Russia (a key ally of Iran), Nigeria, Venezuela and others. Subsequent events in the Middle East, such as turmoil in Libya and Yemen and negotiations related to Iran’s nuclear program, have only added to the political and economic complexities in the region.

Sharply lower oil prices have also had negative repercussions in the U.S. and Canada, given that many of North America’s recent energy investments require higher oil prices to remain profitable. On the other hand, the roughly 50% drop in oil prices during 2014 acted as a boon to most consumers and to oil-importing countries.

Economic Performance

In the U.S., poor winter weather caused a surprise decline in economic activity early in 2014. However, this was followed by a healthy rebound in the second quarter of 2014 and an even stronger rebound in the third, as the economy got back on track. The state of the labor market continued to improve as a result. Nonfarm payrolls expanded steadily, layoffs declined, and the unemployment rate fell below 6% for the first time since 2008. Tepid wage growth remained a lingering concern; but with tightening labor markets, continued economic growth, and still-healthy corporate profits, economists hope that this will finally begin to turn around. This optimism was tempered somewhat in the first quarter of 2015, as harsh winter weather in parts of the U.S. dragged on economic growth, and as the impact of sharply lower oil prices became evident in falling investment and rising unemployment in the North American energy sector. However, most economists believe the U.S. economy will continue to grow in the quarters ahead.

Elsewhere, while economic conditions were more challenging at the start of the Funds’ fiscal year, some positive developments were seen over the last six months. After tipping back into (or remaining mired in) recession, key eurozone economies returned to positive, albeit still slow, growth. Greece remained the outlier. Its economy continued to shrink and, as a result, its ability to repay emergency loans and other government liabilities will be severely tested in the months ahead. Growth in China and several other key emerging markets, especially energy and commodity exporters, continued to slow. Russia’s economy (along with its currency and financial markets) was a notable underperformer following the precipitous drop in oil prices. Activity in Japan took a hit early in the Funds’ reporting period, due to a significant second-quarter hike in the country’s national sales tax; however, its economy subsequently stabilized, and further fiscal consolidation is likely to be postponed for the time being. In response to

SEI Asset Allocation Trust / Annual Report / March 31, 2015	1

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015

Letter to Shareholders (Continued)

challenging worldwide conditions, the International Monetary Fund (IMF) ratcheted down its forecast for global economic growth several times during the Funds’ fiscal year. However, thanks to stimulus measures and other policy actions taken in Europe and some emerging markets, the IMF’s growth outlook stabilized after the end of the Funds’ fiscal year. We believe a global approach could reward investors in the coming quarters.

Given the slow-but-steady improvement of the U.S. economy, the Federal Reserve (Fed) terminated its bond-buying programs during 2014 and is expected to begin raising interest rates sometime in 2015. This has been a major force behind the strength of the dollar. In other parts of the world, lower oil prices have resulted in lower inflation in many countries, which should allow central banks to remain in easing mode (or ease further) in order to spur economic activity. Many countries continue to struggle with finding the right mix of central bank policies, fiscal (government tax and spending) measures, and structural reforms to revive economic growth.

Market Developments

The strong dollar and weak oil prices were big stories in market behavior. Over the Funds’ fiscal year, financial markets overcame continued sluggishness in the global economy, the end of the Fed’s quantitative-easing efforts, and two sharp (but brief) periods of volatility — to deliver generally positive results. Most stock and bond markets did well when measured in their domestic currencies. Headwinds primarily affected U.S. dollar investments in non-U.S. securities, as well as commodities and inflation-sensitive assets, as the dollar strengthened dramatically during the second half of the year.

Market volatility spiked briefly in October and again from December through January. During those periods, riskier assets (such as stocks, commodities, high-yield debt and emerging-market securities) sold off, and investors bid up prices of perceived safe havens (such as government and investment-grade corporate bonds). In Europe, lower interest rates (bond prices and interest rates typically move inversely) were driven by the commencement of large-scale asset purchases by the European Central Bank. In the U.S., interest rates stayed low due to expectations that, in response to slowing economic growth, the Fed would start hiking rates later than previously expected. This pattern partially reversed at the end of the Funds’ fiscal year, as expectations of improving economic performance pushed interest rates higher and market volatility lower during February and March.

Global equity returns during the period were somewhat lackluster when measured in U.S. dollars. For example, the MSCI All-Country World Index ex-U.S., which measures performance of global equities outside of the U.S., fell 1%. U.S. equities were another story. The S&P 500 Index, a proxy for large-capitalization U.S. stocks, continued to set new closing highs from 2014 into February 2015 — a strong testament to the U.S. bull market’s continuing run. More defensive, less-volatile stocks were especially strong during the period; and low- or managed-volatility strategies tended to do quite well as a result. The stocks of large and “mega” U.S. companies outpaced smaller-company stocks by a wide margin, setting the pace among major global equity markets. Real-estate investment trusts were an exception; despite being equity securities, they are highly sensitive to interest-rate dynamics and, as a group, performed better than U.S. large and mega caps as a result of the unexpected decline in interest rates.

Dynamics within the U.S. equity market were challenging for active investment managers for much of the Funds’ fiscal year. In 2014, a significant portion of the market’s return was driven by a small number of mega-cap stocks. In the S&P 500 Index, for example, the top-five performers accounted for almost 20% of the returns. As a result, the number of individual stocks that outperformed the broader market was quite low. More-defensive stocks also outperformed. For example, utilities, a relatively small defensive sector that normally lags the broader market in strongly positive years, was an unlikely standout. This unusual market leadership created headwinds for active large-cap equity managers. The 7.6% return of the average diversified U.S. stock fund in 2014 (according to Lipper) stood in stark contrast to the nearly 14% return of the S&P 500 Index. As a result of these dynamics, equity exposures outside of large caps, defensives, and the U.S. looked poor by comparison in 2014. For an investment manager to outperform, it would have had to take significant positions in some of the market’s largest companies and/or make sizeable allocations to defensive sectors in a rising market environment. Fortunately, in the first quarter of 2015, we saw a reversal of some of these trends. Defensive sectors and lower-volatility stocks lagged, while active management enjoyed more favorable results. We believe these developments could persist as we potentially enter the first Fed rate-hiking cycle since 2006.

For U.S. dollar-based investors, returns in international and emerging-market equities were disappointing. Results that were already lackluster in local currencies were especially disappointing once translated into the U.S. dollar, which appreciated significantly in the last half of 2014.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Emerging-market equities (as represented, for example, by the MSCI Emerging Markets Index) struggled in recent years, but started the period in promising fashion. However, they sold off in the second half of 2014 (in sympathy with the commodities rout) to finish in barely positive territory by the end of the Funds’ fiscal year.

Global fixed-income returns (as measured by the Barclays Global Aggregate Index) were healthy in local-currency terms, but just barely positive in dollar terms. Closer to home, several areas of U.S. fixed-income markets regained their footing during the Funds’ fiscal year. These included U.S. Treasurys, investment-grade corporates, mortgages and municipals. The yield on the bellwether 10-year Treasury note fell by more than 80 basis points (0.80%) by the end of January 2015, as worries about the end of the Fed’s quantitative easing receded, inflation expectations softened, and, at times (especially in the second half of 2014), investors sought out safety. This resulted in attractive returns for longer-dated Treasurys; although some gains were given back in the last two months of the reporting period. The Barclays U.S. Aggregate Bond Index also performed well overall, thanks to its fairly long duration (higher price sensitivity to interest rates). Conversely, U.S. high-yield debt suffered in the second half of the 2014, after finishing 2013 relatively unscathed and performing well through mid-2014, due primarily to its exposure to the energy sector. And with inflation expectations falling globally (thanks in large part to sharply lower oil) and a strengthening U.S. dollar, inflation-sensitive securities like Treasury inflation-protected securities fared poorly. Emerging-market debt also suffered from falling oil and commodity prices as well as a rising dollar. Within fixed income, shorter maturities underperformed longer ones due to the significant decline in longer-term yields.

Our View

We remain optimistic regarding global equity markets; although we are attentive to the recent string of lackluster economic data in the U.S. and elsewhere. Because U.S. equities sported a higher valuation on a number of metrics by late 2014, we shifted to a more-balanced view of relative performance between domestic and international stocks. The U.S. may still do well, but some other markets might do better. We think developed international equity markets should provide more-consistently positive performance in 2015, given the tailwinds of lower energy prices, more-accommodative monetary policies and some easing of fiscal constraints.

Of course, we expect markets will still react to developments in the U.S., particularly the first interest-rate hike by the Fed (should it happen in 2015). Historically, while the initial stages of a Fed tightening cycle do not usually mean the end of a bull market, they could slow the market’s advance for a time. In our view, “buy on the dip” should remain an appropriate strategy for many investors in the year ahead.

We believe valuations in fixed-income markets still look a bit high, despite the selloff that occurred in February through early March. This is especially true for perceived safe-haven government securities. The concerted efforts of central banks to keep short-term interest rates low may limit the near-term danger of a big reversal in short-term yields and an associated drop in bond prices. However, we believe the 30-year secular bull market in bonds is likely coming to a close. In response, we have tactically overweighted short-duration credit in the stability-focused SAAT Funds (Defensive, Conservative and Moderate). This positioning was carried out by overweighting the SIMT Enhanced Income Fund and underweighting the SDIT Short-Duration Government Fund.

Given the euro area’s economic challenges in recent years, we have long believed that the euro currency was overvalued. In response, we underweighted the euro and overweighted the U.S. dollar in some of the SAAT Funds during the recently completed fiscal year.

On behalf of SEI Investments, I want to thank you for your confidence in the Funds. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

Jim Smigiel

Managing Director, Portfolio Strategies Group

SEI Asset Allocation Trust / Annual Report / March 31, 2015	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 2.17%, net of fees and expenses. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 5.72%.

IV. Fund Attribution

Absolute Performance

Two of the underlying Funds, SIMT Multi-Asset Inflation and SIMT Real Return, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies.

The Fund’s largest allocations are in SDIT Short-Duration Government, SLAT Prime Obligation and SIMT Multi-Asset Capital Stability. The first two provided low returns, given the low short-term interest-rate environment. The SIMT Multi-Asset Capital Stability Fund contributed the most to the Fund’s absolute return, thanks mainly to an increased allocation to equities in the first half of the year and de-risking into safer assets in July.

The second- and third-largest contributors to the Fund’s absolute return were the SIMT U.S. Managed Volatility Fund and the SIMT Global Managed Volatility Fund, respectively. As noted in the shareholder letter, lower-volatility equities were notable outperformers.

Other notable contributors were SIMT U.S. Fixed Income and SIMT Mult-Asset Income, which were helped by the positive performance of higher-quality and longer-duration fixed-income strategies, which was noted in the enclosed shareholder letter.

A tactical tilt to short-duration credit (SIMT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had no meaningful impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

The primary detractors from benchmark-relative returns were the Fund’s allocations to shorter-term and high-yield fixed-income and inflation-sensitive funds; as noted in the enclosed shareholder letter, these asset classes struggled during the Fund’s fiscal year.

A significant allocation to the SIMT Multi-Asset Capital Stability Fund detracted from relative performance depite being positive, as it did not produce a return as high as that of the Barclays U.S. Aggregate Bond Index.

The primary contributors to relative performance were the SIMT U.S. and Global Managed Volatility Funds. As noted in the enclosed shareholder letter, lower-volatility equities were especially strong performers during the period. However, the Fund’s strategic weights to these asset classes are relatively low (6% total), so their impact on relative returns was limited.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

4	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position. As noted above, the euro position contributed to returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class A	2.17%	2.04%	2.45%	2.08%	2.39%
Defensive Strategy Fund, Class I	1.90%	1.79%	2.04%	1.70%	2.15%
Barclays U.S. Aggregate Bond Index*	5.72%	3.10%	4.41%	4.93%	4.70%
S&P 500 Index**	12.73%	16.11%	14.47%	8.01%	8.40%
Barclays 1-3 Year U.S. Government/Credit Index***	1.12%	0.97%	1.35%	2.94%	2.71%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.02%	0.05%	0.07%	1.41%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Fund, Class A and Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (“the Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 11.19%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

There were no detractors from absolute returns.

As noted in the enclosed shareholder letter, both low-volatility stocks and real-estate investment trusts delivered solid performance over the Funds’ fiscal year. As a result, the SIMT U.S. Managed Volatility Fund and the SIMT Real Estate Fund drove performance.

The SIMT High Yield Bond Fund contributed only marginally to performance, as high yield debt lagged the overall fixed-income market during the period.

Benchmark-Relative Performance

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. The Fund underperformed the Index as a result of its 40% allocation to high yield, which underpeformed large-cap U.S. stocks by a wide margin.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance exceeded our expectations for the Fund’s asset allocation.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class A	11.19%	12.40%	12.76%	8.32%	7.76%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
Barclays U.S. Aggregate Bond Index**	5.72%	3.10%	4.41%	4.93%	4.70%
Barclays 1-3 Year U.S. Government/Credit Index***	1.12%	0.97%	1.35%	2.94%	2.71%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.02%	0.05%	0.07%	1.41%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (“the Fund”) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 3.40%, net of fees and expenses. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 5.72%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIMT Multi-Asset Inflation, SIMT Real Return and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies, including some prevalent emerging-market debt issuers.

The Fund’s largest allocations were in the SIMT Multi-Asset Capital Stability, SLAT Prime Obligation and SIMT Enhanced Income Funds. The latter two provided low returns, given the low short-term interest-rate environment. The Capital Stability Fund contributed significantly to the Fund’s absolute return, thanks mainly to an increased allocation to equities in the first half of 2014, and de-risking into safer assets in July.

The largest contributors to the Fund’s absolute return were the SIMT Global Managed Volatility Fund and the SIMT U.S. Managed Volatility Fund. As noted in the shareholder letter, lower-volatility equities were notable outperformers.

Other notable contributors to positive performance were SIMT U.S. Fixed Income and SIMT Mult-Asset Income, which were helped by the positive performance of higher-quality and longer-duration fixed-income strategies. The SIMT Multi-Asset Income Fund, which was positioned largely in credit for most of 2014, benefited primarily from security selection.

A tactical tilt to short-duration credit (SIMT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had a slightly positive impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

The primary detractors from benchmark-relative returns were the Fund’s allocations to shorter-term, high-yield and emerging-market fixed-income and inflation-sensitive funds; as noted in the enclosed shareholder letter, these asset classes struggled during the Fund’s fiscal year.

A significant allocation to the SIMT Capital Stability Fund detracted from relative performance despite being positive, as it did not produce a return as high as that of the Barclays U.S. Aggregate Bond Index.

The primary contributors to relative performance were the SIMT U.S. and Global Managed Volatility Funds. As noted in the enclosed shareholder letter, lower-volatility equities were especially strong performers during the period.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

8	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position. As noted above, the euro position contributed to returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class A	3.40%	4.08%	4.44%	3.02%	3.48%
Conservative Strategy Fund, Class D	2.59%	3.14%	3.43%	1.87%	2.33%
Conservative Strategy Fund, Class I	3.25%	3.87%	4.19%	2.79%	3.40%
Barclays U.S. Aggregate Bond Index*	5.72%	3.10%	4.41%	4.93%	4.70%
S&P 500 Index**	12.73%	16.11%	14.47%	8.01%	8.40%
Barclays 1-3 Year U.S. Government/Credit Index***	1.12%	0.97%	1.35%	2.94%	2.71%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.02%	0.05%	0.07%	1.41%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class A, Class I and Class D, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the Barclays Capital 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (“the Fund”) seeks to generate investment income while providing opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate.The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 12.22%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

There were no detractors from absolute returns.

As noted in the enclosed shareholder letter, both low-volatility stocks and real-estate investment trusts delivered solid performance over the Funds’ fiscal year. As a result, the SIMT U.S. Managed Volatility Fund and the SIMT Real Estate Fund drove performance.

The SIMT High Yield Bond Fund contributed only marginally to performance, as high-yield debt lagged the overall fixed-income market during the period.

Benchmark-Relative Performance

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. The Fund underperformed the Index slightly as a result of its 33% allocation to high yield, which underpeformed large-cap U.S. stocks by a wide margin.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance exceeded our expectations for the Fund’s asset allocation.

10	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class A	12.22%	13.08%	13.33%	8.69%	8.50%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
Barclays U.S. Aggregate Bond Index**	5.72%	3.10%	4.41%	4.93%	4.70%
Barclays 1-3 Year U.S. Government/Credit Index***	1.12%	0.97%	1.35%	2.94%	2.71%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.02%	0.05%	0.07%	1.41%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 5.77%, net of fees and expenses. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 5.72%.

IV. Fund Attribution

Absolute Performance

The Fund’s largest allocation was in the SIMT Global Managed Volatility Fund, followed by SIMT U.S. Managed Volatility, SIMT Multi-Asset Accumulation, SIMT Multi-Asset Capital Stability and SIMT Multi-Asset Inflation Funds.

Three of the underlying Funds, SIMT Multi-Asset Inflation, SIMT Real Return and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers).

The largest contributors to the Fund’s absolute return were the SIMT Global Managed Volatility and SIMT U.S. Managed Volatility Funds. As noted in the shareholder letter, lower-volatility equities were notable outperformers.

The SIMT Multi-Asset Accumulation Fund was also a significant contributor to performance. By taking a risk-based approach to asset allocation, the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities — both of which performed well.

Other notable contributors were SIMT U.S. Fixed Income, SIMT Large Cap, SIMT Multi-Asset Capital Stability and SIMT Multi-Asset Income. As noted in the shareholder letter, U.S. large-cap stocks were strong performers, as were higher-quality and longer-duration fixed-income strategies. These dynamics boosted the performance of the SIMT Large Cap Fund and the SIMT U.S. Fixed Income Fund, respectively. The SIMT Multi-Asset Income Fund, which was positioned largely in credit for most of 2014, benefited primarily from security selection.

A tactical tilt to short-duration credit (SIMT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) had a slightly positive impact on returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

The primary detractors from benchmark-relative returns were the Fund’s allocations to shorter-term and high-yield fixed-income and inflation-sensitive funds; as noted in the enclosed shareholder letter, these asset classes struggled during the Fund’s fiscal year.

A significant allocation to the SIMT Multi-Asset Capital Stability Fund detracted from relative performance despite being positive in absolute terms, as it did not produce a return as high as that of the Barclays U.S. Aggregate Bond Index.

The primary contributors to relative performance were the SIMT U.S. and Global Managed Volatility Funds. As noted in the enclosed shareholder letter, lower-volatility equities were especially strong performers during the period. Other contributors included the SIMT Large Cap Fund (as noted in the shareholder letter, large-cap U.S.

12	SEI Asset Allocation Trust / Annual Report / March 31, 2015

equities performed well) and the SIMT Multi-Asset Accumulation Fund, which benefitted from exposures to equities and government debt.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Tthe Fund’s performance exceeded the primary benchmark and was was in line with our expectations for the Fund’s asset allocation.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position discussed above. As noted above, the euro position contributed to returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class A	5.77%	6.07%	6.52%	4.36%	5.00%
Moderate Strategy Fund, Class D	4.88%	5.15%	5.52%	3.22%	3.83%
Moderate Strategy Fund, Class I	5.51%	5.80%	6.25%	4.18%	4.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays 1-3 Year U.S. Government/Credit Index****	1.12%	0.97%	1.35%	2.94%	2.71%
Barclays 1-3 Month U.S. Treasury Bill Index*****	0.02%	0.05%	0.07%	1.41%	1.41%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class A, Class D and Class I, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the Barclays 1-3 Year U.S. Government/Credit Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

****	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

*****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, emarket weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC’), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 10.89%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

The SIT International Equity Fund slightly detracted from absolute performance, as non-U.S. stocks struggled overall in the second half of 2014 due to negative currency effects caused by the sharp strengthening of the U.S. dollar.

Thanks to the strong performance of lower-volatility equities, the SIMT U.S. Managed Volatility Fund (the largest allocation in the Fund) drove the Fund’s absolute performance. The SIMT Real Estate Fund and SIMT Tax Managed Large Cap Fund also contributed to returns, thanks to the strong performance of real-estate investment trusts and large-cap U.S. stocks, as noted in the enclosed shareholder letter.

The SIMT High Yield Bond Fund contributed only marginally to performance, as that asset class struggled during the Fund’s fiscal year.

Benchmark-Relative Performance

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. The Fund underperformed the Index as a result of its 9% allocation to the SIT International Equity Fund and its 18% allocation to the SIMT High Yield Bond Fund, as both asset classes underperformed large-cap U.S. stocks by a wide margin.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance exceeded our expectations for the Fund’s asset allocation.

14	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class A	10.89%	14.06%	13.30%	8.09%	8.13%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%
Barclays 1-3 Year U.S. Government/Credit Index****	1.12%	0.97%	1.35%	2.94%	2.71%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class A, the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, and the Barclays 1-3 Year U.S. Government/Credit Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

****	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 6.58%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIT International Equity, SIT Emerging Markets Debt, and SIT Emerging Markets Equity detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on some emerging market issues and on the performance of non-U.S. securities when measured in dollars.

The Fund’s largest allocations were in SIMT U.S. Large Cap and SIMT Multi-Asset Accumulation, and both contributed significantly (4% and 2.1%, respectively) to the Fund’s absolute return.

SIMT Small Cap Fund and SIMT High Yield Bond Fund added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, U.S. large-cap equities were among the strongest performing asset classes during the Funds’ fiscal year. The Fund’s diversified allocation, which included a 16% allocation to the SIT International Equity Fund, 8% to SIMT High Yield Bond, 8% to SIT Emerging Markets Debt, 7% to SIT Emerging Markets Equity, and 6% to SIMT Small Cap, lagged the S&P 500 Index as a result.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance underperformed our expectations for the Fund’s asset allocation.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position discussed above. As noted, the euro position contributed to returns.

16	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class A	6.58%	9.83%	9.55%	5.61%	6.41%
Aggressive Strategy Fund, Class D	5.74%	9.01%	8.53%	4.46%	5.24%
Aggressive Strategy Fund, Class I	6.38%	9.61%	9.29%	5.31%	6.07%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class A, Class D and Class I, the S&P 500 Index, the MSCI EAFE Index and the Barclays U.S. Aggregate Bond Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Aggressive Strategy Fund (the “Fund”) seeks to generate long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 6.85%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIT International Equity, SIT Emerging Markets Equity and SIMT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

Two of the Fund’s largest allocations were in SIMT Tax-Managed Large Cap and SIMT Tax-Managed Small/Mid Cap, both of which contributed significantly to the Fund’s absolute return. The SIMT High Yield Bond Fund also contributed marginally to absolute return.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, U.S. large-cap equities were among the strongest performing asset classes during the Fund’s fiscal year. The Fund’s diversified allocation, which included a 16% allocation to the SIT International Equity Fund, 14% to SIMT Tax Managed Small Cap, 8% to SIMT High Yield Bond, 4% to SIT Emerging Markets Debt, and 2% to SIT Emerging Markets Equity, lagged the S&P 500 Index as a result.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance fell short of our expectations for the Fund’s asset allocation.

18	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class A	6.85%	12.74%	11.43%	6.79%	7.46%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class A, the S&P 500 Index, the MSCI EAFE Index, and the Barclays U.S. Aggregate Bond Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 5.37%, net of fees and expenses. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 5.72%.

IV. Fund Attribution

Absolute Performance

Four of the underlying Funds, SIMT Multi-Asset Inflation, SIMT Emerging Markets Debt, SIT International Equity, and SIT Emerging Markets Equity, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

The Fund’s three largest allocations were in SIMT U.S. Fixed Income, SIMT Multi-Asset Accumulation and SIMT Large Cap, all of which contributed significantly (1.1%, 2.1% and 1.9%, respectively) to the Fund’s absolute return. As noted in the shareholder letter, longer-duration and higher quality fixed-income strategies enjoyed solid returns, helping U.S Fixed Income, as did U.S. large-cap equities. The SIMT Multi-Asset Accumulation Fund benefited from its risk-based approach to asset allocation, as the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities, both of which performed well.

The SIMT High Yield Bond Fund, SIMT Multi-Asset Income and SIMT Small Cap Fund added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, longer-duration and higher-quality fixed income performed well, while emerging market and high yield debt struggled. As a result, allocations to the SIMT High Yield Bond Fund and the SIT Emerging Markets Debt Fund detracted from relative performance. Allocations to the SIT International Equity and SIT Emerging Markets Equity Funds detracted, as did an allocation to the SIMT Multi-Asset Inflation Fund. The SIMT Small Cap Fund detracted slightly.

Allocations to the SIMT Large Cap and SIMT Multi-Asset Accumulation Funds boosted relative returns. As noted in the shareholder letter, large-cap U.S. stocks performed well, while the SIMT Multi-Asset Accumulation Fund benefitted from exposures to equities and government debt.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position discussed above. As noted, the euro position contributed to returns.

20	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class A	5.37%	6.54%	7.45%	5.20%	5.52%
Core Market Strategy Fund, Class I	5.13%	6.28%	7.29%	5.26%	5.70%
Barclays U.S. Aggregate Bond Index*	5.72%	3.10%	4.41%	4.93%	4.70%
S&P 500 Index***	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class A and Class I, the Barclays U.S. Aggregate Bond Index the S&P 500 Index, and the MSCI EAFE Index.

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 6.86%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Absolute Performance

Three of the underlying Funds, SIT International Equity, SIT Emerging Markets Equity and SIMT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

Two of the Fund’s largest three allocations were in SIMT Tax-Managed Large Cap and SIMT Tax-Managed Small/Mid Cap, both of which contributed significantly to the Fund’s absolute return. The SIMT High Yield Bond Fund also contributed marginally to absolute return.

Benchmark-Relative Performance

The Fund underperformed the Index as a result of its allocations to the SIMT Small Cap, SIMT High Yield Bond, SIT Emerging Markets Debt, SIT International Equity, and SIT Emerging Markets Equity Funds. While the performance of these Funds varied, all of them underperformed large-cap U.S. stocks by a wide margin, as noted in the enclosed shareholder letter.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. In addition to trailing the primary benchmark, the Fund’s overall performance fell short of our expectations for the Fund’s asset allocation.

22	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class A	6.86%	12.68%	11.40%	6.56%	6.74%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class A, the S&P 500 Index, the MSCI EAFE Index, and the Barclays U.S. Aggregate Bond Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (“the Fund”) seeks to generate capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (SIMC), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 5.49%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Four of the underlying Funds, SIT International Equity, SIMT Multi-Asset Inflation, SIT Emerging Markets Equity and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

The Fund’s largest allocations were in SIMT Large Cap and SIMT Multi-Asset Accumulation, both of which contributed significantly to the Fund’s absolute return. As noted in the shareholder letter, U.S. large-cap equities enjoyed solid returns, which helped the SIMT Large

Cap Fund. The SIMT Multi-Asset Accumulation Fund benefited from its risk-based approach to asset allocation, as the Fund underweighted inflation assets as commodity prices fell in favor of nominal bonds and equities, both of which performed well.

SIMT U.S. Fixed Income Fund was also a significant contributor, thanks to the strong performance of longer-duration, higher-quality fixed-income securities as noted in the shareholder letter.

The SIMT High Yield Bond Fund, SIMT Small Cap Fund and SIMT Multi-Asset Income Fund added marginally to returns.

A tactical underweight to the euro in favor of the U.S. dollar contributed to performance.

Benchmark-Relative Performance

As noted in the enclosed shareholder letter, U.S. large-cap equities were among the strongest performing asset classes during the Funds’ fiscal year. The Fund’s diversified allocation, which includes fixed-income and international, emerging-market and small-cap U.S. equity funds, lagged the S&P 500 Index as a result.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. In addition to trailing the primary benchmark, the Fund’s overall performance fell short of our expectations for the Fund’s asset allocation.

Use of Derivatives

The Fund used currency forwards to establish the short euro, long U.S. dollar position discussed above.

24	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class A	5.49%	7.36%	8.03%	5.20%	5.71%
Market Growth Strategy Fund, Class D	4.76%	6.51%	7.03%	4.06%	4.55%
Market Growth Strategy Fund, Class I	5.27%	7.11%	7.76%	5.07%	5.44%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class A, Class D and Class I, the S&P 500 Index, the MSCI EAFE Index, and the Barclays U.S. Aggregate Bond Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (“the Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2015, the Fund’s Class A shares returned 6.84%, net of fees and expenses. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 12.73%.

IV. Fund Attribution

Three of the underlying Funds, SIT International Equity, SIT Emerging Markets Equity and SIT Emerging Markets Debt, detracted from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies (including some prevalent emerging-market debt issuers) and on the performance of non-U.S. securities when measured in dollars.

Two of the Fund’s largest allocations, SIMT Tax-Managed Large Cap and SIMT Tax-Managed Small/Mid Cap, drove the Fund’s absolute return. The SIMT High Yield Bond Fund also contributed marginally to absolute return.

Benchmark-Relative Performance

The Fund underperformed the Index as a result of its allocations to the SIMT Small Cap, SIMT High Yield Bond, SIT Emerging Markets Debt, SIT International Equity, and SIT Emerging Markets Equity Funds. While the performance of these Funds varied, all of them underperformed large-cap U.S. stocks by a wide margin, as noted in the enclosed shareholder letter.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. In addition to trailing the primary benchmark, the Fund’s overall performance fell short of our expectations for the Fund’s asset allocation.

26	SEI Asset Allocation Trust / Annual Report / March 31, 2015

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class A	6.84%	12.68%	11.45%	6.76%	7.10%
S&P 500 Index*	12.73%	16.11%	14.47%	8.01%	8.40%
MSCI EAFE Index**	(0.92)%	9.02%	6.16%	4.95%	6.97%
Barclays U.S. Aggregate Bond Index***	5.72%	3.10%	4.41%	4.93%	4.70%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class A, the S&P 500 Index, the MSCI EAFE Index, and the Barclays U.S. Aggregate Bond Index

[1]

For the period ended March 31, 2015. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

***	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	27

SCHEDULE OF INVESTMENTS

Defensive Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 44.1%
SEI Daily Income Trust Short-Duration Government Fund, Class Y	805,059	$8,477
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	123,880	1,156
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	203,061	1,541
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	153,912	1,159
SEI Institutional Managed Trust Real Return Fund, Class Y	232,260	2,311
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	218,899	2,312

Total Fixed Income Funds (Cost $16,709) ($ Thousands)		16,956

MULTI-ASSET FUNDS — 29.9%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	755,736	7,663
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	178,936	1,925
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y*	213,348	1,925

Total Multi-Asset Funds (Cost $11,498) ($ Thousands)		11,513

EQUITY FUNDS — 6.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	102,545	1,144
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	67,264	1,152

Total Equity Funds (Cost $1,746) ($ Thousands)		2,296

MONEY MARKET FUND (A) — 20.0%
SEI Liquid Asset Trust Prime Obligation Fund, Class A 0.010%	7,702,205	7,702

Total Money Market Fund (Cost $7,702) ($ Thousands)		7,702

Total Investments — 100.0% (Cost $37,655) ($ Thousands)		$38,467

Percentages are based on Net Assets of $38,455 ($ Thousands).

*	Non-Income Producing Fund.

(A)	Rate shown is the 7-day effective yield as of March 31, 2015.

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, Class Y	$1,567	$(2,778)	$13	$12	$8,477	$82
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	$216	$(372)	$3	$(7)	$1,156	$10
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	$292	$(502)	$(1)	$(2)	$1,541	$22
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$313	$(424)	$134	$(187)	$1,159	$66
SEI Institutional Managed Trust Real Return Fund, Class Y	$442	$(724)	$4	$(45)	$2,311	$13
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	$493	$(900)	$33	$50	$2,312	$36
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	$1,438	$(2,663)	$50	$59	$7,663	$18
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	$398	$(677)	$38	$(31)	$1,925	$69
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	$444	$(618)	$(7)	$(91)	$1,925	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	$380	$(600)	$155	$(114)	$1,144	$—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$441	$(656)	$240	$(202)	$1,152	$95
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$11,952	$(12,935)	$—	$—	$7,702	$—

Totals	$18,376	$(23,849)	$662	$(558)	$38,467	$411

SEI Asset Allocation Trust / Annual Report / March 31, 2015	29

SCHEDULE OF INVESTMENTS

Defensive Strategy Allocation Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 59.9%
SEI Institutional Managed Trust Real Estate Fund, Class Y	98,299	$1,956
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	229,005	3,921

Total Equity Funds (Cost $4,165) ($ Thousands)		5,877

FIXED INCOME FUND — 40.1%
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	521,908	3,930

Total Fixed Income Fund (Cost $3,839) ($ Thousands)		3,930

Total Investments — 100.0% (Cost $8,004) ($ Thousands)		$9,807

Percentages are based on Net Assets of $9,803 ($ Thousands).

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/2015	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, Class Y	$570	$(1,019)	$289	$50	$1,956	$28
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$1,088	$(1,507)	$687	$(490)	$3,921	$81
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$1,500	$(1,427)	$157	$(399)	$3,930	$166
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$318	$(340)	$—	$—	$—	$—

Totals	$3,476	$(4,293)	$1,133	$(839)	$9,807	$275

SEI Asset Allocation Trust / Annual Report / March 31, 2015	31

SCHEDULE OF INVESTMENTS

Conservative Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 43.0%
SEI Daily Income Trust Short Duration Government Fund, Class Y	666,058	$7,013
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	626,329	5,844
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	1,540,015	11,689
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	243,965	2,335
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	933,069	7,026
SEI Institutional Managed Trust Real Return Fund, Class Y	704,664	7,011
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	886,151	9,358

Total Fixed Income Funds (Cost $49,638) ($ Thousands)		50,276

MULTI-ASSET FUNDS — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	1,725,393	17,495
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	760,527	8,183
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y*	1,035,882	9,344

Total Multi-Asset Funds (Cost $35,078) ($ Thousands)		35,022

EQUITY FUNDS — 17.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	940,153	10,492
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	545,772	9,344

Total Equity Funds (Cost $14,579) ($ Thousands)		19,836

Description	Shares	Market Value ($ Thousands)

MONEY MARKET FUND (A) — 10.0%
SEI Liquid Asset Trust Prime Obligation Fund, Class A 0.010%	11,684,064	$11,684

Total Money Market Fund (Cost $11,684) ($ Thousands)		11,684

Total Investments — 100.0% (Cost $110,979) ($ Thousands)		$116,818

Percentages are based on Net Assets of $116,776 ($ Thousands).

*	Non-Income Producing Fund.

(A)	Rate shown is the 7-day effective yield as of March 31, 2015.

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$596	$(1,331)	$4	$16	$7,013	$67
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class A	$464	$(1,040)	$17	$(29)	$5,844	$52
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	$943	$(2,096)	$46	$(61)	$11,689	$163
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$479	$(264)	$20	$(482)	$2,335	$65
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$1,135	$(1,561)	$83	$(390)	$7,026	$402
SEI Institutional Managed Trust Real Return Fund, Class Y	$672	$(1,266)	$9	$(126)	$7,011	$37
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	$1,118	$(2,390)	$82	$243	$9,358	$205
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	$1,522	$(3,581)	$77	$172	$17,495	$8
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	$814	$(1,675)	$86	$(59)	$8,183	$343
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	$1,224	$(1,743)	$(15)	$(429)	$9,344	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	$2,079	$(3,695)	$1,021	$(549)	$10,492	$523
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$2,511	$(4,047)	$1,470	$(981)	$9,344	$112
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$17,857	$(18,955)	$—	$—	$11,684	$—

Totals	$31,414	$(43,644)	$2,900	$(2,675)	$116,818	$1,977

SEI Asset Allocation Trust / Annual Report / March 31, 2015	33

SCHEDULE OF INVESTMENTS

Conservative Strategy Allocation Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 66.9%
SEI Institutional Managed Trust Real Estate Fund, Class Y	485,914	$9,669
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	1,159,401	19,849

Total Equity Funds (Cost $20,240) ($ Thousands)		29,518

FIXED INCOME FUND — 33.1%
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,936,223	14,580

Total Fixed Income Fund (Cost $13,011) ($ Thousands)		14,580

Total Investments — 100.0% (Cost $33,251) ($ Thousands)		$44,098

Percentages are based on Net Assets of $44,078 ($ Thousands).

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional Managed Trust Real Estate Fund, Class Y	$2,391	$(3,482)	$1,589	$113	$9,669	$216
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$5,011	$(4,215)	$1,648	$(1,178)	$19,849	$142
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$4,589	$(2,877)	$821	$(1,417)	$14,580	$763
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$906	$(988)	$—	$—	$—	$—

Totals	$12,897	$(11,562)	$4,058	$(2,482)	$44,098	$1,121

SEI Asset Allocation Trust / Annual Report / March 31, 2015	35

SCHEDULE OF INVESTMENTS

Moderate Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 38.0%
SEI Daily Income Trust Short-Duration Government Fund, Class Y	1,037,047	$10,920
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,140,842	10,918
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	2,517,119	19,105
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,902,206	21,854
SEI Institutional Managed Trust Real Return Fund, Class Y	1,645,668	16,374
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	2,328,053	24,584

Total Fixed Income Funds (Cost $104,565) ($ Thousands)		103,755

MULTI-ASSET FUNDS — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	2,581,686	27,289
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	2,690,658	27,283
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	1,268,591	13,650
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y*	3,023,280	27,270

Total Multi-Asset Funds (Cost $96,136) ($ Thousands)		95,492

EQUITY FUNDS — 27.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	3,415,231	38,114
SEI Institutional Managed Trust Large Cap Fund, Class Y	547,566	8,169
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	1,593,796	27,286

Total Equity Funds (Cost $54,876) ($ Thousands)		73,569

Total Investments — 100.0% (Cost $255,577) ($ Thousands)		$272,816

Percentages are based on Net Assets of $272,760 ($ Thousands).

A list of the open forward foreign currency contracts held by the Fund at March 31, 2015, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
4/30/15	Brown Brothers Harriman	EUR	2,504	USD	2,730	$40

For the year ended March 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-Income Producing Fund.

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of March 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$272,816	$—	$—	$272,816

Total Investments in Securities	$272,816	$—	$—	$272,816

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*	$—	$40	$—	$40

Total Other Financial Instruments	$—	$40	$—	$40

*	Forwards contracts are valued at the unrealized appreciation on the instrument.

All forward foreign currency contracts are held with Brown Brothers Harriman as the counterparty, and as of March 31, 2015 no collateral has been pledged or received with respect to these forward foreign currency contracts.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$2,017	$(1,061)	$1	$30	$10,920	$95
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$2,302	$(1,260)	$(23)	$(719)	$10,918	$290
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	$2,309	$(1,689)	$7	$(31)	$19,105	$250
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$3,857	$(2,363)	$67	$(983)	$21,854	$1,177
SEI Institutional Managed Trust Real Return Fund, Class Y	$2,263	$(1,495)	$17	$(292)	$16,374	$80
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	$3,518	$(3,570)	$105	$689	$24,584	$499
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	$3,902	$(4,320)	$1,188	$1	$27,289	$301
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	$3,001	$(2,721)	$273	$262	$27,283	$13
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	$1,588	$(1,300)	$74	$43	$13,650	$530
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	$6,593	$(2,077)	$13	$(3,757)	$27,270	$—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	$7,284	$(7,486)	$1,545	$(454)	$38,114	$1,924
SEI Institutional Managed Trust Large Cap Fund, Class Y	$2,259	$(2,332)	$489	$(251)	$8,169	$32
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$4,800	$(6,179)	$3,444	$(1,493)	$27,286	$308
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$5,873	$(6,262)	$—	$—	$—	$—

Totals	$51,566	$(44,115)	$7,200	$(6,955)	$272,816	$5,499

SEI Asset Allocation Trust / Annual Report / March 31, 2015	37

SCHEDULE OF INVESTMENTS

Moderate Strategy Allocation Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 81.9%
SEI Institutional International Trust International Equity Fund, Class Y	857,733	$8,500
SEI Institutional Managed Trust Real Estate Fund, Class Y	428,812	8,534
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	817,237	17,015
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	2,541,894	43,517

Total Equity Funds (Cost $52,958) ($ Thousands)		77,566

FIXED INCOME FUND — 18.1%
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,271,735	17,106

Total Fixed Income Fund (Cost $17,161) ($ Thousands)		17,106

Total Investments — 100.0% (Cost $70,119) ($ Thousands)		$94,672

Percentages are based on Net Assets of $94,698 ($ Thousands).

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust International Equity Fund, Class Y	$2,581	$(1,335)	$241	$(468)	$8,500	$165
SEI Institutional Managed Trust Real Estate Fund, Class Y	$1,747	$(1,878)	$1,079	$(843)	$8,534	$118
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	$3,940	$(3,320)	$1,038	$423	$17,015	$69
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$10,275	$(5,837)	$1,437	$605	$43,517	$454
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$5,964	$(2,742)	$107	$(612)	$17,106	$850
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$1,935	$(2,196)	$—	$—	$—	$—

Totals	$26,442	$(17,308)	$3,902	$(895)	$94,672	$1,656

SEI Asset Allocation Trust / Annual Report / March 31, 2015	39

SCHEDULE OF INVESTMENTS

Aggressive Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 63.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	2,134,640	$21,453
SEI Institutional International Trust International Equity Fund, Class Y	4,930,160	48,858
SEI Institutional Managed Trust Large Cap Fund, Class Y	7,157,653	106,792
SEI Institutional Managed Trust Small Cap Fund, Class Y	1,375,874	18,533

Total Equity Funds (Cost $151,363) ($ Thousands)		195,636

MULTI-ASSET FUND — 20.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	5,834,292	61,669

Total Multi-Asset Fund (Cost $59,009) ($ Thousands)		61,669

FIXED INCOME FUNDS — 16.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,563,980	24,537
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	3,249,338	24,468

Total Fixed Income Funds (Cost $45,152) ($ Thousands)		49,005

Total Investments — 100.0% (Cost $255,524) ($ Thousands)		$306,310

Percentages are based on Net Assets of $306,305 ($ Thousands).

A list of the open forward foreign currency contracts held by the Fund at March 31, 2015, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
4/30/15	Brown Brothers Harriman	EUR	8,415	USD	9,176	$135

For the year ended March 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of March 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$306,310	$—	$—	$306,310

Total Investments in Securities	$306,310	$—	$—	$306,310

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*	$—	$135	$—	$135

Total Other Financial Instruments	$—	$135	$—	$135

*	Forwards contracts are valued at the unrealized appreciation on the instrument.

All forward foreign currency contracts are held with Brown Brothers Harriman as the counterparty, and as of March 31, 2015 no collateral has been pledged or received with respect to these forward foreign currency contracts.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$4,881	$(4,765)	$1,256	$(2,263)	$21,453	$240
SEI Institutional International Trust International Equity Fund, Class Y	$7,282	$(7,805)	$1,735	$(3,192)	$48,858	$980
SEI Institutional Managed Trust Large Cap Fund, Class Y	$20,066	$(28,267)	$7,700	$(4,148)	$106,792	$443
SEI Institutional Managed Trust Small Cap Fund, Class Y	$6,212	$(6,770)	$1,220	$(1,399)	$18,533	$15
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	$14,928	$(17,239)	$931	$(244)	$61,669	$685
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$6,682	$(5,742)	$437	$(2,183)	$24,537	$671
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$7,445	$(6,101)	$1,038	$(2,512)	$24,468	$1,352
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$5,955	$(6,799)	$—	$—	$—	$—

Totals	$73,451	$(83,488)	$14,317	$(15,941)	$306,310	$4,386

SEI Asset Allocation Trust / Annual Report / March 31, 2015	41

SCHEDULE OF INVESTMENTS

Tax-Managed Aggressive Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 87.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	127,898	$1,285
SEI Institutional International Trust International Equity Fund, Class Y	1,020,750	10,116
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y*	1,714,251	35,691
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Class Y	464,576	8,957

Total Equity Funds (Cost $30,438) ($ Thousands)		56,049

FIXED INCOME FUNDS — 12.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	268,458	2,569
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	685,335	5,160

Total Fixed Income Funds (Cost $7,253) ($ Thousands)		7,729

Total Investments — 100.0% (Cost $37,691) ($ Thousands)		$63,778

Percentages are based on Net Assets of $63,755 ($ Thousands).

*	The Fund’s investment in the SEI Institutional Managed Trust — Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$393	$(247)	$68	$(127)	$1,285	$13
SEI Institutional International Trust International Equity Fund, Class Y	$2,621	$(1,768)	$450	$(727)	$10,116	$201
SEI Institutional Managed Trust Large Cap Fund, Class Y	$3,029	$(4,368)	$1,978	$1,588	$35,691	$157
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	$1,429	$(1,490)	$660	$(63)	$8,957	$10
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$884	$(516)	$62	$(239)	$2,569	$68
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$1,750	$(984)	$219	$(440)	$5,160	$270
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$1,155	$(1,300)	$—	$—	$—	$—

Totals	$11,261	$(10,673)	$3,437	$(8)	$63,778	$719

SEI Asset Allocation Trust / Annual Report / March 31, 2015	43

SCHEDULE OF INVESTMENTS

Core Market Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 36.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	858,228	$8,213
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,407,530	10,599
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	2,229,441	23,543

Total Fixed Income Funds (Cost $41,260) ($ Thousands)		42,355

MULTI-ASSET FUNDS — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	2,220,688	23,472
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	327,042	3,519
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y*	1,298,670	11,714

Total Multi-Asset Funds (Cost $38,501) ($ Thousands)		38,705

EQUITY FUNDS — 30.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	350,971	3,527
SEI Institutional International Trust International Equity Fund, Class Y	939,989	9,315
SEI Institutional Managed Trust Large Cap Fund, Class Y	1,329,328	19,834
SEI Institutional Managed Trust Small Cap Fund, Class Y	261,609	3,524

Total Equity Funds (Cost $29,628) ($ Thousands)		36,200

Total Investments — 100.0% (Cost $109,389) ($ Thousands)		$117,260

Percentages are based on Net Assets of $117,258 ($ Thousands).

A list of the open forward foreign currency contracts held by the Fund at March 31, 2015, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
4/30/15	Brown Brothers Harriman	EUR	2,688	USD	2,931	$43

For the year ended March 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-Income Producing Fund.

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of March 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$117,260	$—	$—	$117,260

Total Investments in Securities	$117,260	$—	$—	$117,260

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*	$—	$43	$—	$43

Total Other Financial Instruments	$—	$43	$—	$43

*	Forwards contracts are valued at the unrealized appreciation on the instrument.

All forward foreign currency contracts are held with Brown Brothers Harriman as the counterparty, and as of March 31, 2015 no collateral has been pledged or received with respect to these forward foreign currency contracts.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$1,982	$(1,108)	$14	$(579)	$8,213	$215
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$2,072	$(1,244)	$359	$(770)	$10,599	$573
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	$5,237	$(4,700)	$145	$607	$23,543	$483
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	$4,471	$(3,838)	$244	$36	$23,472	$250
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	$665	$(539)	$3	$10	$3,519	$139
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	$2,372	$(1,374)	$(13)	$(542)	$11,714	$—
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$881	$(579)	$219	$(407)	$3,527	$—
SEI Institutional International Trust International Equity Fund, Class Y	$2,598	$(2,102)	$592	$(833)	$9,315	$224
SEI Institutional Managed Trust Large Cap Fund, Class Y	$6,014	$(6,133)	$1,572	$(912)	$19,834	$81
SEI Institutional Managed Trust Small Cap Fund, Class Y	$1,557	$(1,462)	$258	$(264)	$3,524	$—
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$3,594	$(3,594)	$—	$—	$—	$—

Totals	$31,443	$(26,673)	$3,393	$(3,654)	$117,260	$1,965

SEI Asset Allocation Trust / Annual Report / March 31, 2015	45

SCHEDULE OF INVESTMENTS

Core Market Strategy Allocation Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 87.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	54,247	$545
SEI Institutional International Trust International Equity Fund, Class Y	435,228	4,313
SEI Institutional Managed Trust Tax Managed Large Cap Fund, Class Y*	720,263	14,996
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Class Y	196,330	3,786

Total Equity Funds (Cost $13,619) ($ Thousands)		23,640

FIXED INCOME FUNDS — 12.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	114,429	1,095
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	288,326	2,171

Total Fixed Income Funds (Cost $3,130) ($ Thousands)		3,266

Total Investments — 100.0% (Cost $16,749) ($ Thousands)		$26,906

Percentages are based on Net Assets of $26,896 ($ Thousands).

*	The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust — Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust — Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2015, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$213	$(110)	$42	$(60)	$545	$6
SEI Institutional International Trust International Equity Fund, Class Y	$1,352	$(575)	$129	$(253)	$4,313	$71
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	$2,351	$(1,608)	$701	$714	$14,996	$62
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	$958	$(646)	$283	$(39)	$3,786	$4
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$498	$(240)	$32	$(107)	$1,095	$27
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$948	$(459)	$113	$(202)	$2,171	$120
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$676	$(709)	$—	$—	$—	$—

Totals	$6,996	$(4,347)	$1,300	$53	$26,906	$290

SEI Asset Allocation Trust / Annual Report / March 31, 2015	47

SCHEDULE OF INVESTMENTS

Market Growth Strategy Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 43.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	1,891,827	$19,013
SEI Institutional International Trust International Equity Fund, Class Y	4,185,743	41,481
SEI Institutional Managed Trust Large Cap Fund, Class Y	6,085,144	90,790
SEI Institutional Managed Trust Small Cap Fund, Class Y	1,128,908	15,206

Total Equity Funds (Cost $128,828) ($ Thousands)		166,490

MULTI-ASSET FUNDS — 32.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	7,189,774	75,996
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	706,595	7,603
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y*	4,211,642	37,989

Total Multi-Asset Funds (Cost $120,941) ($ Thousands)		121,588

FIXED INCOME FUNDS — 24.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,781,214	26,616
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	4,044,861	30,458
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	3,244,370	34,261

Total Fixed Income Funds (Cost $86,982) ($ Thousands)		91,335

Total Investments — 100.0% (Cost $336,751) ($ Thousands)		$379,413

Percentages are based on Net Assets of $379,424 ($ Thousands).

A list of the open forward foreign currency contracts held by the Fund at March 31, 2015, is as follows:

Settlement Date	Counterparty	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
4/30/15	Brown Brothers Harriman	EUR	10,450	USD	11,395	$168

For the year ended March 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-Income Producing Fund.

EUR	— Euro

USD	— U.S. Dollar

The following is a list of the inputs used as of March 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$379,413	$—	$—	$379,413

Total Investments in Securities	$379,413	$—	$—	$379,413

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*	$—	$168	$—	$168

Total Other Financial Instruments	$—	$168	$—	$168

*	Forwards contracts are valued at the unrealized appreciation on the instrument.

All forward foreign currency contracts are held with Brown Brothers Harriman as the counterparty, and as of March 31, 2015 no collateral has been pledged or received with respect to these forward foreign currency contracts.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$4,199	$(3,338)	$814	$(1,664)	$19,013	$200
SEI Institutional International Trust International Equity Fund, Class Y	$7,533	$(6,541)	$1,789	$(2,912)	$41,481	$819
SEI Institutional Managed Trust Large Cap Fund, Class Y	$20,615	$(23,612)	$6,834	$(4027)	$90,790	$367
SEI Institutional Managed Trust Small Cap Fund, Class Y	$6,531	$(6,531)	$961	$(1,051)	$15,206	$8
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class y	$15,806	$(16,056)	$796	$96	$75,996	$830
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	$1,394	$(1,343)	$4	$20	$7,603	$319
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	$7,165	$(5,023)	$(81)	$(1,720)	$37,989	$—
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$5,866	$(3,812)	$184	$(2,023)	$26,616	$691
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$6,340	$(4,802)	$1,029	$(2,338)	$30,458	$1,660
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	$7,884	$(7,658)	$222	$880	$34,261	$679
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$8,174	$(8,174)	$—	$—	$—	$—

Totals	$91,507	$(86,890)	$12,552	$(14,739)	$379,413	$5,573

SEI Asset Allocation Trust / Annual Report / March 31, 2015	49

SCHEDULE OF INVESTMENTS

Market Growth Strategy Allocation Fund

March 31, 2015

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 87.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	270,487	$2,718
SEI Institutional International Trust International Equity Fund, Class Y	2,172,854	21,533
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y*	3,626,090	75,495
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Class Y	983,587	18,964

Total Equity Funds (Cost $66,216) ($ Thousands)		118,710

FIXED INCOME FUNDS — 12.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	569,114	5,447
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,446,923	10,895

Total Fixed Income Funds (Cost $16,447) ($ Thousands)		16,342

Total Investments — 100.0% (Cost $82,663) ($ Thousands)		$135,052

Percentages are based on Net Assets of $135,002 ($ Thousands).

*	The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call
1-800-DIAL-SEI.

As of March 31, 2015, all fund’s investments in securities were considered. Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

50	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is summary of the transactions with affiliates for the year ended March 31, 2015 ($ Thousands):

Security Description	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 3/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$910	$(596)	$174	$(295)	$2,718	$29
SEI Institutional International Trust International Equity Fund, Class Y	$5,143	$(2,984)	$685	$(1,417)	$21,533	$417
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	$8,388	$(10,855)	$5,201	$2,234	$75,495	$327
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	$3,507	$(3,638)	$1,770	$(422)	$18,964	$14
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$2,021	$(1,220)	$63	$(429)	$5,447	$142
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	$4,164	$(2,545)	$524	$(976)	$10,895	$566
SEI Liquid Asset Trust Prime Obligation Fund, Class A	$2,817	$(3,390)	$—	$—	$—	$—

Totals	$26,950	$(25,228)	$8,417	$(1,305)	$135,052	$1,495

SEI Asset Allocation Trust / Annual Report / March 31, 2015	51

Statements of Assets and Liabilities ($ Thousands)

March 31, 2015

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
ASSETS:
Investments in affiliated funds, at market value†	$38,467		$9,807		$116,818		$44,098
Cash	—		—		—		—
Income distribution receivable from affiliated funds	25		19		93		69
Receivable for fund shares sold	5		—		58		—
Receivable for investment securities sold	36		6		89		19
Receivable from administrator	1		—		3		2
Unrealized gain on forward foreign currency contracts	—		—		—		—
Prepaid expenses	5		1		14		5
Total Assets	38,539		9,833		117,075		44,193
LIABILITIES:
Payable for fund shares redeemed	39		5		141		21
Payable for investment securities purchased	26		19		94		70
Distribution fees payable	—		—		4		—
Investment advisory fees payable	3		1		10		4
Administrative servicing fees payable	1		—		1		—
Shareholder servicing fees payable	—		—		16		9
Trustees’ fees payable	—		—		—		—
Chief Compliance Officer fees payable	—		—		—		—
Accrued expenses	15		5		33		11
Total Liabilities	84		30		299		115
Net Assets	$38,455		$9,803		$116,776		$44,078
†Cost of investments in affiliated funds	$37,655		$8,004		$110,979		$33,251
NET ASSETS:
Paid in Capital (unlimited authorization — no par value)	$42,144		$9,193		$130,249		$35,482
Undistributed (Distributions in excess of net) investment income	50		46		477		161
Accumulated net realized loss on investments	(4,551)		(1,239)		(19,789)		(2,412)
Net unrealized appreciation on investments	812		1,803		5,839		10,847
Net unrealized appreciation on forward foreign currency contracts	—		—		—		—
Net Assets	$38,455		$9,803		$116,776		$44,078
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.82		$14.88		$10.46		$14.73
	(34,720,275 ÷ 3,535,108 shares	)	(9,802,835 ÷ 658,986 shares	)	(106,515,295 ÷ 10,179,983 shares	)	(44,077,640 ÷ 2,992,826 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A		N/A		$10.45		N/A
					(5,320,506 ÷ 509,167 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.66		N/A		$10.63		N/A
	(3,735,046 ÷ 386,681 shares	)			(4,940,173 ÷ 464,944 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

52	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

$272,816		$94,672		$ 306,310		$ 63,778		$117,260		$26,906		$ 379,413		$ 135,052
—		—		—		—		—		—		1		—
212		81		116		25		106		10		236		51
50		425		146		—		186		—		108		—
396		4		15		5		6		14		735		73
8		3		8		2		4		1		11		4
40		—		135		—		43		—		168		—
32		10		37		7		14		3		44		15
273,554		95,195		306,767		63,817		117,619		26,934		380,716		135,195

433		43		118		2		140		13		826		67
214		405		147		25		155		10		241		52
3		—		14		—		—		—		8		—
23		8		26		5		10		2		32		11
2		—		7		—		—		—		3		—
49		20		65		14		25		6		81		29
1		—		1		—		—		—		1		—
—		—		1		—		—		—		1		—
69		21		83		16		31		7		99		34
794		497		462		62		361		38		1,292		193
$272,760		$94,698		$ 306,305		$ 63,755		$117,258		$26,896		$ 379,424		$ 135,002
$255,577		$70,119		$ 255,524		$ 37,691		$109,389		$16,749		$ 336,751		$ 82,663

$313,616		$76,848		$ 384,351		$ 54,623		$114,264		$20,612		$ 481,147		$ 114,685
1,757		150		2,307		15		1,101		8		2,879		31
(59,892)		(6,853)		(131,274)		(16,970)		(6,021)		(3,881)		(147,432)		(32,103)
17,239		24,553		50,786		26,087		7,871		10,157		42,662		52,389
40		—		135		—		43		—		168		—
$272,760		$94,698		$ 306,305		$ 63,755		$117,258		$26,896		$ 379,424		$ 135,002
$11.69		$19.71		$13.39		$18.12		$11.66		$16.43		$12.21		$19.79
(262,514,640 ÷ 22,448,158 shares	)	(94,698,276 ÷ 4,804,034 shares	)	(260,916,551 ÷ 19,479,207 shares	)	(63,754,860 ÷ 3,518,574 shares	)	(116,725,105 ÷ 10,013,651 shares	)	(26,896,186 ÷ 1,636,782 shares	)	(360,251,400 ÷ 29,494,956 shares	)	(135,002,222 ÷ 6,820,360 shares	)
$11.66		N/A		$13.33		N/A		N/A		N/A		$12.17		N/A
(2,865,646 ÷ 245,734 shares	)			(14,130,084 ÷ 1,059,817 shares	)							(6,010,255 ÷ 493,932 shares	)
$11.98		N/A		$13.06		N/A		$12.16		N/A		$12.04		N/A
(7,379,285 ÷ 615,896 shares	)			(31,258,427 ÷ 2,393,644 shares	)			(532,834 ÷ 43,822 shares	)			(13,162,822 ÷ 1,093,438 shares	)

SEI Asset Allocation Trust / Annual Report / March 31, 2015	53

Statements of Operations ($ Thousands)

For the year ended March 31, 2015

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund
Investment Income:
Income Distributions from Affiliated Funds	$411	$275	$1,977
Expenses:
Administration Fees	83	19	244
Investment Advisory Fees	42	9	122
Shareholder Servicing Fees — Class A	21	—	65
Shareholder Servicing Fees — Class D	—	6	13
Shareholder Servicing Fees — Class I	2	—	3
Administrative Servicing Fees — Class I	11	—	12
Trustees’ Fees	1	—	2
Distribution Fees — Class D	—	—	39
Chief Compliance Officer Fees	—	—	1
Registration Fees	9	2	27
Printing Fees	6	1	16
Professional Fees	4	1	11
Custodian/Wire Agent Fees	2	—	5
Other Expenses	—	—	1
Total Expenses	181	38	561
Less:
Administration Fees Waived	(83)	(19)	(244)
Reimbursement from Administrator	(21)	(4)	(60)
Waiver of Shareholder Servicing Fees — Class A	(12)	—	(23)
Waiver of Shareholder Servicing Fees — Class D	—	—	(5)
Waiver of Shareholder Servicing Fees — Class I	(1)	—	(1)
Net Expenses	64	15	228
Net Investment Income	347	260	1,749
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net Realized Gain from Sales of Affiliated Funds	662	1,133	2,900
Net Realized Gain on Foreign Currency Transactions	50	—	147
Capital Gain Distributions Received from Affiliated Funds	372	433	1,989
Net Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(558)	(839)	(2,675)
Net Change in Unrealized Appreciation on Foreign Currency Translation	3	—	8
Net Realized and Unrealized Gain from Affiliated Funds	529	727	2,369
Net Increase in Net Assets Resulting from Operations	$876	$987	$4,118

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Conservative Strategy Allocation Fund	Moderate Strategy Fund	Moderate Strategy Allocation Fund

$1,121	$5,499	$1,656

85	539	174
42	269	87
26	158	56
—	7	—
—	4	—
—	20	—
1	5	1
—	22	—
—	2	1
9	58	16
6	37	12
4	24	7
2	11	4
—	3	1
175	1,159	359

(85)	(539)	(174)
(20)	(130)	(40)
—	(25)	—
—	(3)	—
—	(1)	—
70	461	145
1,051	5,038	1,511

4,058	7,200	3,902
—	1,143	4,531
2,271	8,522	—
(2,482)	(6,955)	(895)
—	72	—
3,847	9,982	7,538
$4,898	$15,020	$9,049

SEI Asset Allocation Trust / Annual Report / March 31, 2015	55

Statements of Operations ($ Thousands)

For the year ended March 31, 2015

	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund
Investment Income:
Income Distributions from Affiliated Funds	$4,386	$719	$1,965
Expenses:
Administration Fees	627	125	233
Investment Advisory Fees	313	62	116
Distribution Fees — Class D	108	—	—
Administrative Servicing Fees — Class I	84	—	1
Shareholder Servicing Fees — Class A	158	38	70
Shareholder Servicing Fees — Class D	36	—	—
Shareholder Servicing Fees — Class I	19	—	—
Trustees’ Fees	5	1	2
Chief Compliance Officer Fees	2	—	1
Registration Fees	66	12	23
Printing Fees	44	10	17
Professional Fees	28	6	11
Custodian/Wire Agent Fees	13	3	5
Other Expenses	3	1	1
Total Expenses	1,506	258	480
Less:
Administration Fees Waived	(627)	(125)	(233)
Reimbursement from Administrator	(152)	(30)	(56)
Waiver of Shareholder Servicing Fees — Class A	—	—	—
Waiver of Shareholder Servicing Fees — Class D	(23)	—	—
Waiver of Shareholder Servicing Fees — Class I	—	—	—
Net Expenses	704	103	191
Net Investment Income	3,682	616	1,774
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net Realized Gain from Sales of Affiliated Funds	14,317	3,437	3,393
Net Realized Gain on Foreign Currency Transactions	2,600	—	782
Capital Gain Distributions Received from Affiliated Funds	14,932	120	3,695
Net Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(15,941)	(8)	(3,654)
Net Change in Unrealized Appreciation on Foreign Currency Translation	183	—	57
Net Realized and Unrealized Gain from Affiliated Funds	16,091	3,549	4,273
Net Increase in Net Assets Resulting from Operations	$19,773	$4,165	$6,047

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$290	$5,573	$1,495

50	758	260
25	379	130
—	48	—
—	34	—
16	216	80
—	16	—
—	8	—
—	7	2
—	2	1
5	80	25
4	53	19
2	34	12
1	16	5
—	3	1
103	1,654	535

(50)	(758)	(260)
(12)	(184)	(61)
—	—	—
—	(9)	—
—	—	—
41	703	214
249	4,870	1,281

1,300	12,552	8,417
—	3,131	—
49	14,269	252
53	(14,739)	(1,305)
—	225	—
1,402	15,438	7,364
$1,651	$20,308	$8,645

SEI Asset Allocation Trust / Annual Report / March 31, 2015	57

Statements of Changes in Net Assets ($ Thousands)

For the years ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$347	$421	$260	$313
Net Realized Gain (Loss) from Sales of Affiliated Funds	662	(210)	1,133	591
Net Realized Gain (Loss) on Foreign Currency Transactions	50	(31)	—	—
Capital Gain Distributions Received from Affiliated Funds	372	243	433	298
Net Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(558)	(313)	(839)	(167)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	3	(3)	—	—
Net Increase in Net Assets Resulting from Operations	876	107	987	1,035
Dividends From:
Net Investment Income:
Class A	(494)	(384)	(327)	(390)
Class D	N/A	N/A	N/A	N/A
Class I	(48)	(47)	N/A	N/A
Total Dividends	(542)	(431)	(327)	(390)
Capital Share Transactions(1):
Class A
Proceeds from Shares Issued	9,934	16,554	2,666	4,780
Reinvestment of Dividends & Distributions	481	376	309	368
Cost of Shares Redeemed	(14,814)	(21,718)	(4,122)	(6,214)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(4,399)	(4,788)	(1,147)	(1,066)
Class D
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from Shares Issued	658	1,948	N/A	N/A
Reinvestment of Dividends & Distributions	48	47	N/A	N/A
Cost of Shares Redeemed	(2,063)	(3,948)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(1,357)	(1,953)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(5,756)	(6,741)	(1,147)	(1,066)
Net Increase (Decrease) in Net Assets	(5,422)	(7,065)	(487)	(421)
Net Assets:
Beginning of Year	43,877	50,942	10,290	10,711
End of Year	$38,455	$43,877	$9,803	$10,290
Undistributed Net Investment Income Included in Net Assets at End of Year	$50	$41	$46	$3
(1)	For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

58	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
2015	2014	2015	2014	2015	2014	2015	2014

$1,749	$2,009	$1,051	$1,055	$5,038	$4,927	$1,511	$1,421
2,900	349	4,058	(173)	7,200	5,787	3,902	841
147	(88)	—	—	1,143	(405)	—	—
1,989	1,526	2,271	1,319	8,522	5,561	4,531	2,516
(2,675)	(971)	(2,482)	1,825	(6,955)	(6,951)	(895)	6,179
8	(8)	—	—	72	(10)	—	—
4,118	2,817	4,898	4,026	15,020	8,909	9,049	10,957

(2,079)	(2,081)	(1,450)	(1,373)	(7,768)	(5,362)	(2,483)	(1,973)
(63)	(49)	N/A	N/A	(67)	(37)	N/A	N/A
(85)	(85)	N/A	N/A	(213)	(185)	N/A	N/A
(2,227)	(2,215)	(1,450)	(1,373)	(8,048)	(5,584)	(2,483)	(1,973)

16,379	40,267	8,998	18,810	40,945	46,351	20,465	22,576
1,932	1,960	1,283	1,217	7,330	5,068	2,306	1,823
(31,710)	(46,951)	(10,846)	(18,589)	(45,999)	(81,687)	(17,656)	(19,831)
(13,399)	(4,724)	(565)	1,438	2,276	(30,268)	5,115	4,568

507	4,856	N/A	N/A	476	1,811	N/A	N/A
61	48	N/A	N/A	67	36	N/A	N/A
(502)	(809)	N/A	N/A	(716)	(621)	N/A	N/A
66	4,095	N/A	N/A	(173)	1,226	N/A	N/A

829	2,452	N/A	N/A	1,703	4,466	N/A	N/A
85	85	N/A	N/A	213	185	N/A	N/A
(1,434)	(2,911)	N/A	N/A	(3,463)	(8,253)	N/A	N/A
(520)	(374)	N/A	N/A	(1,547)	(3,602)	N/A	N/A
(13,853)	(1,003)	(565)	1,438	556	(32,644)	5,115	4,568
(11,962)	(401)	2,883	4,091	7,528	(29,319)	11,681	13,552

128,738	129,139	41,195	37,104	265,232	294,551	83,017	69,465
$116,776	$128,738	$44,078	$41,195	$272,760	$265,232	$94,698	$83,017

$477	$144	$161	$6	$1,757	$495	$150	$7

SEI Asset Allocation Trust / Annual Report / March 31, 2015	59

Statements of Changes in Net Assets ($ Thousands)

For the years ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2015	2014	2015	2014
Operations:
Net Investment Income	$3,682	$2,835	$616	$561
Net Realized Gain (Loss) from Sales of Affiliated Funds	14,317	7,757	3,437	26
Net Realized Gain (Loss) on Foreign Currency Transactions	2,600	(768)	—	—
Capital Gain Distributions Received from Affiliated Funds	14,932	10,405	120	395
Net Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(15,941)	14,139	(8)	8,078
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	183	8	—	—
Net Increase in Net Assets Resulting from Operations	19,773	34,376	4,165	9,060
Dividends From:
Net Investment Income:
Class A	(7,554)	(4,190)	(633)	(630)
Class D	(328)	(145)	N/A	N/A
Class I	(874)	(634)	N/A	N/A
Total Dividends	(8,756)	(4,969)	(633)	(630)
Capital Share Transactions(1):
Class A
Proceeds from Shares Issued	34,223	57,485	7,696	16,115
Reinvestment of Dividends & Distributions	7,046	3,959	614	615
Cost of Shares Redeemed	(54,417)	(68,671)	(7,831)	(9,547)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(13,148)	(7,227)	479	7,183
Class D
Proceeds from Shares Issued	1,533	2,806	N/A	N/A
Reinvestment of Dividends & Distributions	315	141	N/A	N/A
Cost of Shares Redeemed	(2,055)	(2,711)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	(207)	236	N/A	N/A
Class I
Proceeds from Shares Issued	3,937	9,172	N/A	N/A
Reinvestment of Dividends & Distributions	873	634	N/A	N/A
Cost of Shares Redeemed	(14,058)	(16,884)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(9,248)	(7,078)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(22,603)	(14,069)	479	7,183
Net Increase (Decrease) in Net Assets	(11,586)	15,338	4,011	15,613
Net Assets:
Beginning of Year	317,891	302,553	59,744	44,131
End of Year	$306,305	$317,891	$63,755	$59,744
Undistributed Net Investment Income Included in Net Assets at End of Year	$2,307	$211	$15	$2
(1)	For Capital Share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

60	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
2015	2014	2015	2014	2015	2014	2015	2014

$1,774	$1,373	$249	$225	$4,870	$3,970	$1,281	$1,217
3,393	120	1,300	198	12,552	6,207	8,417	1,233
782	(181)	—	—	3,131	(846)	—	—
3,695	1,986	49	154	14,269	9,114	252	846
(3,654)	2,220	53	3,044	(14,739)	8,003	(1,305)	16,377
57	(3)	—	—	225	—	—	—
6,047	5,515	1,651	3,621	20,308	26,448	8,645	19,673

(3,016)	(1,737)	(255)	(252)	(10,104)	(5,314)	(1,317)	(1,364)
N/A	N/A	N/A	N/A	(141)	(63)	N/A	N/A
(10)	(4)	N/A	N/A	(348)	(214)	N/A	N/A
(3,026)	(1,741)	(255)	(252)	(10,593)	(5,591)	(1,317)	(1,364)

23,508	41,046	5,968	7,754	53,748	82,297	24,289	28,934
2,415	1,500	249	250	9,526	5,087	1,229	1,301
(24,935)	(32,054)	(3,636)	(7,488)	(67,617)	(107,272)	(23,956)	(20,790)
988	10,492	2,581	516	(4,343)	(19,888)	1,562	9,445

N/A	N/A	N/A	N/A	545	1,551	N/A	N/A
N/A	N/A	N/A	N/A	136	60	N/A	N/A
N/A	N/A	N/A	N/A	(2,213)	(1,294)	N/A	N/A
N/A	N/A	N/A	N/A	(1,532)	317	N/A	N/A

252	216	N/A	N/A	1,489	3,579	N/A	N/A
10	4	N/A	N/A	348	215	N/A	N/A
(63)	(74)	N/A	N/A	(4,234)	(6,550)	N/A	N/A
199	146	N/A	N/A	(2,397)	(2,756)	N/A	N/A
1,187	10,638	2,581	516	(8,272)	(22,327)	1,562	9,445
4,208	14,412	3,977	3,885	1,443	(1,470)	8,890	27,754

113,050	98,638	22,919	19,034	377,981	379,451	126,112	98,358
$117,258	$113,050	$26,896	$22,919	$379,424	$377,981	$135,002	$126,112
$1,101	$119	$8	$1	$2,879	$477	$31	$4

SEI Asset Allocation Trust / Annual Report / March 31, 2015	61

Financial Highlights

For the periods ended March 31,

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets***‡	Ratio of Expenses to Average Net Assets (Excluding Waivers)***	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class A
2015	$9.74	$0.08	$0.13	$0.21	$(0.13)	$(0.13)	$9.82	2.17%	$34,720	0.13%	0.41%	0.86%	19%
2014	9.80	0.09	(0.06)	0.03	(0.09)	(0.09)	9.74	0.36	38,819	0.11	0.36	0.93	60
2013	9.62	0.11	0.24	0.35	(0.17)	(0.17)	9.80	3.63	43,880	0.11	0.38	1.14	56
2012	9.52	0.13	0.13	0.26	(0.16)	(0.16)	9.62	2.77	34,240	0.12	0.38	1.36	48
2011	9.39	0.12	0.19	0.31	(0.18)	(0.18)	9.52	3.35	33,776	0.11	0.37	1.32	73
Class I
2015	$9.59	$0.06	$0.12	$0.18	$(0.11)	$(0.11)	$9.66	1.90%	$3,735	0.38%	0.66%	0.59%	19%
2014	9.64	0.06	(0.04)	0.02	(0.07)	(0.07)	9.59	0.21	5,058	0.36	0.61	0.67	60
2013	9.48	0.11	0.20	0.31	(0.15)	(0.15)	9.64	3.28	7,062	0.36	0.63	1.19	56
2012	9.38	0.11	0.13	0.24	(0.14)	(0.14)	9.48	2.58	24	0.37	0.63	1.13	48
2011	9.35	0.01	0.20	0.21	(0.18)	(0.18)	9.38	2.27	5	0.36	0.70	3.15	73
Defensive Strategy Allocation Fund
Class A
2015	$13.86	$0.40	$1.13	$1.53	$(0.51)	$(0.51)	$14.88	11.19%	$9,803	0.16%	0.41%	2.76%	33%
2014	12.98	0.39	0.99	1.38	(0.50)	(0.50)	13.86	10.83	10,290	0.11	0.36	2.94	64
2013	11.66	0.42	1.32	1.74	(0.42)	(0.42)	12.98	15.23	10,711	0.11	0.38	3.46	54
2012	11.14	0.38	0.53	0.91	(0.39)	(0.39)	11.66	8.46	10,471	0.12	0.38	3.42	72
2011	9.84	0.42	1.34	1.76	(0.46)	(0.46)	11.14	18.38	9,715	0.11	0.37	4.14	72
Conservative Strategy Fund
Class A
2015	$10.31	$0.15	$0.20	$0.35	$(0.20)	$(0.20)	$10.46	3.40%	$106,515	0.14%	0.41%	1.48%	12%
2014	10.25	0.16	0.08	0.24	(0.18)	(0.18)	10.31	2.39	118,163	0.11	0.36	1.60	47
2013	9.85	0.18	0.45	0.63	(0.23)	(0.23)	10.25	6.49	122,319	0.11	0.38	1.77	62
2012	9.68	0.18	0.21	0.39	(0.22)	(0.22)	9.85	4.10	117,365	0.12	0.38	1.84	61
2011**	9.38	0.19	0.36	0.55	(0.25)	(0.25)	9.68	5.89	120,659	0.11	0.37	1.95	110
Class D
2015	$10.31	$0.07	$0.20	$0.27	$(0.13)	$(0.13)	$10.45	2.59%	$5,321	1.01%	1.35%	0.65%	12%
2014	10.26	0.08	0.06	0.14	(0.09)	(0.09)	10.31	1.41	5,186	1.04	1.36	0.74	47
2013	9.86	0.07	0.47	0.54	(0.14)	(0.14)	10.26	5.48	1,078	1.04	1.38	0.70	62
2012	9.68	0.09	0.21	0.30	(0.12)	(0.12)	9.86	3.16	1,450	1.07	1.38	0.88	61
2011	9.69	0.01	0.02	0.03	(0.04)	(0.04)	9.68	0.26	1,956	1.11	1.55	10.56	110
Class I
2015	$10.47	$0.13	$0.21	$0.34	$(0.18)	$(0.18)	$10.63	3.25%	$4,940	0.39%	0.66%	1.27%	12%
2014	10.41	0.14	0.07	0.21	(0.15)	(0.15)	10.47	2.09	5,389	0.36	0.61	1.32	47
2013	9.99	0.15	0.47	0.62	(0.20)	(0.20)	10.41	6.31	5,742	0.36	0.63	1.52	62
2012	9.82	0.16	0.21	0.37	(0.20)	(0.20)	9.99	3.78	5,067	0.37	0.63	1.61	61
2011	9.52	0.18	0.34	0.52	(0.22)	(0.22)	9.82	5.57	5,494	0.36	0.62	1.86	110
Conservative Strategy Allocation Fund
Class A
2015	$13.58	$0.35	$1.29	$1.64	$(0.49)	$(0.49)	$14.73	12.22%	$44,078	0.17%	0.41%	2.47%	25%
2014	12.60	0.34	1.09	1.43	(0.45)	(0.45)	13.58	11.61	41,195	0.11	0.36	2.64	64
2013	11.25	0.37	1.34	1.71	(0.36)	(0.36)	12.60	15.47	37,104	0.11	0.38	3.15	37
2012	10.67	0.32	0.59	0.91	(0.33)	(0.33)	11.25	8.77	28,317	0.12	0.38	3.02	61
2011	9.34	0.36	1.36	1.72	(0.39)	(0.39)	10.67	18.83	24,287	0.11	0.37	3.70	65
Moderate Strategy Fund
Class A
2015	$11.39	$0.22	$0.43	$0.65	$(0.35)	$(0.35)	$11.69	5.77%	$262,515	0.15%	0.41%	1.89%	14%
2014	11.25	0.20	0.17	0.37	(0.23)	(0.23)	11.39	3.34	253,566	0.11	0.36	1.76	47
2013	10.59	0.21	0.75	0.96	(0.30)	(0.30)	11.25	9.16	280,634	0.11	0.38	1.97	68
2012	10.29	0.23	0.36	0.59	(0.29)	(0.29)	10.59	5.83	270,940	0.12	0.38	2.23	54
2011	9.79	0.23	0.60	0.83	(0.33)	(0.33)	10.29	8.58	286,732	0.11	0.37	2.27	79
Class D
2015	$11.38	$0.12	$0.43	$0.55	$(0.27)	$(0.27)	$11.66	4.88%	$2,866	1.00%	1.35%	1.00%	14%
2014	11.25	0.10	0.18	0.28	(0.15)	(0.15)	11.38	2.48	2,964	1.01	1.36	0.93	47
2013	10.60	0.12	0.74	0.86	(0.21)	(0.21)	11.25	8.17	1,713	0.96	1.38	1.10	68
2012	10.29	0.13	0.37	0.50	(0.19)	(0.19)	10.60	4.90	1,513	1.07	1.38	1.22	54
2011**	10.28	0.02	0.04	0.06	(0.05)	(0.05)	10.29	0.60	1,691	1.11	1.66	13.95	79
Class I
2015	$11.67	$0.19	$0.45	$0.64	$(0.33)	$(0.33)	$11.98	5.51%	$7,379	0.40%	0.66%	1.57%	14%
2014	11.52	0.17	0.18	0.35	(0.20)	(0.20)	11.67	3.08	8,702	0.36	0.61	1.46	47
2013	10.84	0.20	0.75	0.95	(0.27)	(0.27)	11.52	8.89	12,204	0.36	0.63	1.84	68
2012	10.53	0.21	0.36	0.57	(0.26)	(0.26)	10.84	5.54	7,269	0.37	0.63	2.01	54
2011	10.01	0.23	0.59	0.82	(0.30)	(0.30)	10.53	8.36	6,239	0.36	0.63	2.30	79

62	SEI Asset Allocation Trust / Annual Report / March 31, 2015

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets***‡	Ratio of Expenses to Average Net Assets (Excluding Waivers)***	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Moderate Strategy Allocation Fund
Class A
2015	$18.28	$0.33	$1.64	$1.97	$(0.54)	$(0.54)	$19.71	10.89%	$94,698	0.17%	0.41%	1.74%	18%
2014	16.21	0.33	2.20	2.53	(0.46)	(0.46)	18.28	15.77	83,017	0.11	0.36	1.93	41
2013	14.36	0.34	1.86	2.20	(0.35)	(0.35)	16.21	15.58	69,465	0.11	0.38	2.32	48
2012	13.66	0.30	0.70	1.00	(0.30)	(0.30)	14.36	7.52	71,572	0.12	0.38	2.22	67
2011	11.98	0.30	1.70	2.00	(0.32)	(0.32)	13.66	17.02	64,585	0.11	0.37	2.46	42
Aggressive Strategy Fund
Class A
2015	$12.93	$0.17	$0.67	$0.84	$(0.38)	$(0.38)	$13.39	6.58%	$260,917	0.16%	0.41%	1.25%	21%
2014	11.75	0.12	1.26	1.38	(0.20)	(0.20)	12.93	11.83	264,665	0.11	0.36	0.99	50
2013	10.83	0.17	1.02	1.19	(0.27)	(0.27)	11.75	11.17	247,732	0.11	0.38	2.48	74
2012	10.69	0.18	0.26	0.44	(0.30)	(0.30)	10.83	4.37	263,957	0.12	0.37	1.79	54
2011	9.74	0.18	1.17	1.35	(0.40)	(0.40)	10.69	14.12	326,069	0.11	0.37	1.80	120
Class D
2015	$12.90	$0.06	$0.67	$0.73	$(0.30)	$(0.30)	$13.33	5.74%	$14,130	0.94%	1.35%	0.46%	21%
2014	11.75	0.02	1.27	1.29	(0.14)	(0.14)	12.90	11.01	13,859	0.88	1.36	0.20	50
2013	10.83	0.09	1.02	1.11	(0.19)	(0.19)	11.75	10.34	12,425	0.86	1.38	0.83	74
2012	10.69	0.08	0.26	0.34	(0.20)	(0.20)	10.83	3.35	13,494	1.07	1.37	0.83	54
2011**	10.61	0.02	0.09	0.11	(0.03)	(0.03)	10.69	1.00	17,033	1.11	1.45	16.77	120
Class I
2015	$12.62	$0.12	$0.68	$0.80	$(0.36)	$(0.36)	$13.06	6.38%	$31,258	0.41%	0.66%	0.91%	21%
2014	11.48	0.09	1.23	1.32	(0.18)	(0.18)	12.62	11.55	39,367	0.36	0.61	0.74	50
2013	10.58	0.13	1.01	1.14	(0.24)	(0.24)	11.48	10.97	42,396	0.36	0.63	2.17	74
2012	10.46	0.16	0.23	0.39	(0.27)	(0.27)	10.58	4.01	47,553	0.37	0.62	1.61	54
2011	9.54	0.22	1.08	1.30	(0.38)	(0.38)	10.46	13.87	54,914	0.36	0.63	2.27	120
Tax-Managed Aggressive Strategy Fund
Class A
2015	$17.13	$0.17	$1.00	$1.17	$(0.18)	$(0.18)	$18.12	6.85%	$63,755	0.16%	0.41%	0.99%	15%
2014	14.52	0.17	2.63	2.80	(0.19)	(0.19)	17.13	19.39	59,744	0.11	0.36	1.10	37
2013	13.14	0.21	1.39	1.60	(0.22)	(0.22)	14.52	12.32	44,131	0.11	0.38	1.59	34
2012	12.90	0.18	0.25	0.43	(0.19)	(0.19)	13.14	3.51	45,700	0.12	0.38	1.44	45
2011	11.30	0.17	1.60	1.77	(0.17)	(0.17)	12.90	15.86	59,522	0.11	0.37	1.44	49
Core Market Strategy Fund
Class A
2015	$11.36	$0.18	$0.42	$0.60	$(0.30)	$(0.30)	$11.66	5.37%	$116,725	0.16%	0.41%	1.53%	20%
2014	10.96	5.67	(5.09)	0.58	(0.18)	(0.18)	11.36	5.39	112,726	0.11	0.36	1.38	52
2013	10.39	0.21	0.70	0.91	(0.34)	(0.34)	10.96	8.88	98,471	0.11	0.38	2.01	86
2012	10.19	0.25	0.33	0.58	(0.38)	(0.38)	10.39	5.94	82,413	0.12	0.38	2.53	82
2011	9.57	0.26	0.84	1.10	(0.48)	(0.48)	10.19	11.79	83,453	0.11	0.37	2.65	98
Class I
2015	$11.84	$0.18	$0.42	$0.60	$(0.28)	$(0.28)	$12.16	5.13%	$533	0.43%	0.67%	1.46%	20%
2014	11.42	(2.00)	2.58	0.58	(0.16)	(0.16)	11.84	5.10	323	0.36	0.61	(0.47)	52
2013	10.81	0.13	0.79	0.92	(0.31)	(0.31)	11.42	8.63	167	0.36	0.63	1.16	86
2012	10.59	0.21	0.36	0.57	(0.35)	(0.35)	10.81	5.64	294	0.37	0.63	2.04	82
2011	9.90	0.34	0.83	1.17	(0.48)	(0.48)	10.59	12.09	322	0.36	0.68	3.27	98
Core Market Strategy Allocation Fund
Class A
2015	$15.53	$0.16	$0.90	$1.06	$(0.16)	$(0.16)	$16.43	6.86%	$26,896	0.17%	0.41%	0.99%	15%
2014	13.17	0.16	2.37	2.53	(0.17)	(0.17)	15.53	19.32	22,919	0.11	0.36	1.09	49
2013	11.93	0.20	1.24	1.44	(0.20)	(0.20)	13.17	12.21	19,034	0.11	0.38	1.63	43
2012	11.68	0.17	0.25	0.42	(0.17)	(0.17)	11.93	3.77	16,618	0.12	0.38	1.49	52
2011	10.26	0.15	1.43	1.58	(0.16)	(0.16)	11.68	15.54	18,188	0.11	0.37	1.44	50
Market Growth Strategy Fund
Class A
2015	$11.91	$0.16	$0.49	$0.65	$(0.35)	$(0.35)	$12.21	5.49%	$360,251	0.16%	0.41%	1.31%	20%
2014	11.27	0.12	0.69	0.81	(0.17)	(0.17)	11.91	7.27	355,359	0.11	0.36	0.82	50
2013	10.60	0.19	0.78	0.97	(0.30)	(0.30)	11.27	9.36	355,650	0.11	0.38	1.77	85
2012	10.47	0.22	0.26	0.48	(0.35)	(0.35)	10.60	4.83	391,812	0.12	0.38	2.21	73
2011	9.64	0.21	1.05	1.26	(0.43)	(0.43)	10.47	13.42	453,836	0.11	0.37	2.19	118
Class D
2015	$11.88	$0.06	$0.50	$0.56	$(0.27)	$(0.27)	$12.17	4.76%	$6,010	0.96%	1.35%	0.52%	20%
2014	11.27	0.03	0.72	0.75	(0.14)	(0.14)	11.88	6.37	7,391	0.94	1.36	0.25	50
2013	10.61	0.11	0.77	0.88	(0.22)	(0.22)	11.27	8.47	6,704	0.86	1.38	0.99	85
2012	10.47	0.11	0.28	0.39	(0.25)	(0.25)	10.61	3.87	7,190	1.07	1.38	1.05	73
2011**	10.42	0.01	0.08	0.09	(0.04)	(0.04)	10.47	0.85	11,760	1.11	1.51	12.72	118

SEI Asset Allocation Trust / Annual Report / March 31, 2015	63

Financial Highlights

For the periods ended March 31,

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets***‡	Ratio of Expenses to Average Net Assets (Excluding Waivers)***	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Market Growth Strategy Fund (continued)
Class I
2015	$11.75	$0.12	$0.49	$0.61	$(0.32)	$(0.32)	$12.04	5.27%	$13,163	0.41%	0.66%	0.99%	20%
2014	11.12	0.09	0.69	0.78	(0.15)	(0.15)	11.75	7.04	15,231	0.36	0.61	0.80	50
2013	10.46	0.10	0.83	0.93	(0.27)	(0.27)	11.12	9.06	17,097	0.36	0.63	1.00	85
2012	10.33	0.20	0.25	0.45	(0.32)	(0.32)	10.46	4.64	38,904	0.37	0.63	1.98
2011	9.53	0.22	0.99	1.21	(0.41)	(0.41)	10.33	13.01	42,680	0.36	0.63	2.28	118
Market Growth Strategy Allocation Fund
Class A
2015	$18.71	$0.19	$1.08	$1.27	$(0.19)	$(0.19)	$19.79	6.84%	$135,002	0.16%	0.41%	0.99%	17%
2014	15.86	0.19	2.87	3.06	(0.21)	(0.21)	18.71	19.37	126,112	0.11	0.36	1.10	34
2013	14.37	0.23	1.50	1.73	(0.24)	(0.24)	15.86	12.19	98,358	0.11	0.38	1.60	34
2012	14.04	0.20	0.34	0.54	(0.21)	(0.21)	14.37	3.98	92,034	0.12	0.38	1.51	44
2011	12.33	0.18	1.72	1.90	(0.19)	(0.19)	14.04	15.58	95,416	0.11	0.37	1.43	36

*	Per share calculations were performed using average shares.
**	Class D commenced operations on March 25, 2011. All ratios have been annualized.
***	The expense ratios do not include expenses of the underlying affiliated investment companies.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for Classes A, D, and I, respectively.

The accompanying notes are an integral part of the financial statements.

64	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Liquid Asset Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class A, Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class A Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2015, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), for investment companies requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2015, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with

SEI Asset Allocation Trust / Annual Report / March 31, 2015	65

Notes to Financial Statements (Continued)

March 31, 2015

Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of March 31, 2015, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class A, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to the Distributor which may then be used by the Distributor to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

66	SEI Asset Allocation Trust / Annual Report / March 31, 2015

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund prior to December 31, 2014:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class I	0.10%	0.20%	—	0.25%	—	0.35%
Defensive Strategy Allocation Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Conservative Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	—	0.25%		0.35%
Conservative Strategy Allocation Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Moderate Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	—	0.25%	—	0.35%
Moderate Strategy Allocation Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Aggressive Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	—	0.25%	—	0.35%
Tax-Managed Aggressive Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Core Market Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class I	0.10%	0.20%	—	0.25%	—	0.35%
Core Market Strategy Allocation Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Market Growth Strategy Fund
Class A	0.10%	0.20%	—	—	—	0.10%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	—	0.25%	—	0.35%
Market Growth Strategy Allocation Fund
Class A	0.10%	0.20%	—	—	—	0.10%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Effective December 31, 2014, the annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund is as follows:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.21%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.26%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.51%
Conservative Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%

SEI Asset Allocation Trust / Annual Report / March 31, 2015	67

Notes to Financial Statements (Continued)

March 31, 2015

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Moderate Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.31%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

The Trust did not utilize the Program as of and for the year ended March 31, 2015.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers as required by SEC regulations.

68	SEI Asset Allocation Trust / Annual Report / March 31, 2015

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Shares Issued	1,012	1,703	184	362	1,571	3,942
Shares Issued in Lieu of Cash Distributions	49	39	21	28	186	193
Shares Redeemed	(1,510)	(2,238)	(288)	(473)	(3,041)	(4,609)
Total Class A Transactions	(449)	(496)	(83)	(83)	(1,284)	(474)
Class D:
Shares Issued	N/A	N/A	N/A	N/A	48	472
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	6	5
Shares Redeemed	N/A	N/A	N/A	N/A	(48)	(79)
Total Class D Transactions	N/A	N/A	N/A	N/A	6	398
Class I:
Shares Issued	69	204	N/A	N/A	79	236
Shares Issued in Lieu of Cash Distributions	5	5	N/A	N/A	8	8
Shares Redeemed	(214)	(414)	N/A	N/A	(136)	(282)
Total Class I Transactions	(140)	(205)	N/A	N/A	(49)	(38)
Decrease in Capital Shares	(589)	(701)	(83)	(83)	(1,327)	(114)

	Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Shares Issued	634	1,453	3,516	4,139	1,076	1,326
Shares Issued in Lieu of Cash Distributions	90	94	636	454	120	105
Shares Redeemed	(766)	(1,458)	(3,959)	(7,280)	(934)	(1,175)
Total Class A Transactions	(42)	89	193	(2,687)	262	256
Class D:
Shares Issued	N/A	N/A	41	161	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	6	3	N/A	N/A
Shares Redeemed	N/A	N/A	(61)	(56)	N/A	N/A
Total Class D Transactions	N/A	N/A	(14)	108	N/A	N/A
Class I:
Shares Issued	N/A	N/A	143	388	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	18	16	N/A	N/A
Shares Redeemed	N/A	N/A	(291)	(718)	N/A	N/A
Total Class I Transactions	N/A	N/A	(130)	(314)	N/A	N/A
Increase (Decrease) in Capital Shares	(42)	89	49	(2,893)	262	256

SEI Asset Allocation Trust / Annual Report / March 31, 2015	69

Notes to Financial Statements (Continued)

March 31, 2015

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Shares Issued	2,586	4,660	441	1,004	2,034	3,705
Shares Issued in Lieu of Cash Distributions	538	315	35	38	211	136
Shares Redeemed	(4,114)	(5,596)	(445)	(593)	(2,155)	(2,900)
Total Class A Transactions	(990)	(621)	31	449	90	941
Class D:
Shares Issued	117	231	N/A	N/A	N/A	N/A
Shares Issued in Lieu of Cash Distributions	24	11	N/A	N/A	N/A	N/A
Shares Redeemed	(156)	(225)	N/A	N/A	N/A	N/A
Total Class D Transactions	(15)	17	N/A	N/A	N/A	N/A
Class I:
Shares Issued	304	778	N/A	N/A	21	19
Shares Issued in Lieu of Cash Distributions	68	52	N/A	N/A	1	—
Shares Redeemed	(1,097)	(1,405)	N/A	N/A	(5)	(7)
Total Class I Transactions	(725)	(575)	N/A	N/A	17	12
Increase (Decrease) in Capital Shares	(1,730)	(1,179)	31	449	107	953

	Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class A:
Shares Issued	374	545	4,430	7,146	1,266	1,679
Shares Issued in Lieu of Cash Distributions	16	17	795	439	63	74
Shares Redeemed	(229)	(531)	(5,574)	(9,302)	(1,250)	(1,213)
Total Class A Transactions	161	31	(349)	(1,717)	79	540
Class D:
Shares Issued	N/A	N/A	45	134	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	11	5	N/A	N/A
Shares Redeemed	N/A	N/A	(184)	(112)	N/A	N/A
Total Class D Transactions	N/A	N/A	(128)	27	N/A	N/A
Class I:
Shares Issued	N/A	N/A	124	319	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	29	19	N/A	N/A
Shares Redeemed	N/A	N/A	(357)	(578)	N/A	N/A
Total Class I Transactions	N/A	N/A	(204)	(240)	N/A	N/A
Increase (Decrease) in Capital Shares	161	31	(681)	(1,930)	79	540
Amounts	designated as “—” are zero or have been rounded to zero.
N/A	— Not applicable. Class D and Class I shares currently not offered.

70	SEI Asset Allocation Trust / Annual Report / March 31, 2015

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities during the year ended March 31, 2015, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$6,423
Sales	10,913
Defensive Strategy Allocation Fund
Purchases	3,157
Sales	3,953
Conservative Strategy Fund
Purchases	13,558
Sales	24,688
Conservative Strategy Allocation Fund
Purchases	11,992
Sales	10,575
Moderate Strategy Fund
Purchases	45,689
Sales	37,848
Moderate Strategy Allocation Fund
Purchases	24,507
Sales	15,666
Aggressive Strategy Fund
Purchases	67,487
Sales	76,681
Tax-Managed Aggressive Strategy Fund
Purchases	10,109
Sales	9,375
Core Market Strategy Fund
Purchases	27,847
Sales	23,076
Core Market Strategy Allocation Fund
Purchases	6,321
Sales	3,638
Market Growth Strategy Fund
Purchases	79,922
Sales	75,305
Market Growth Strategy Allocation Fund
Purchases	24,133
Sales	21,838

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2015, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the

United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds have been reclassified to/from the following accounts as of March 31, 2015 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
Defensive Strategy Fund	$204	$(204)	$—
Defensive Strategy Allocation Fund	110	(110)	—
Conservative Strategy Fund	811	(811)	—
Conservative Strategy Allocation Fund	554	(554)	—
Moderate Strategy Fund	4,272	(4,272)	—
Moderate Strategy Allocation Fund	1,115	(1,115)	—
Aggressive Strategy Fund	7,170	(7,170)	—
Tax-Managed Aggressive Strategy Fund	30	(30)	—
Core Market Strategy Fund	2,234	(2,234)	—
Core Market Strategy Allocation Fund	13	(13)	—
Market Growth Strategy Fund	8,125	(8,125)	—
Market Growth Strategy Allocation Fund	63	(63)	—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2015 and March 31, 2014 were as follows ($ Thousands):

	Ordinary Income		Totals
	2015	2014	2015	2014
Defensive Strategy Fund	$542	$431	$542	$431
Defensive Strategy Allocation Fund	327	390	327	390
Conservative Strategy Fund	2,227	2,215	2,227	2,215
Conservative Strategy Allocation Fund	1,450	1,373	1,450	1,373
Moderate Strategy Fund	8,048	5,584	8,048	5,584
Moderate Strategy Allocation Fund	2,483	1,973	2,483	1,973
Aggressive Strategy Fund	8,756	4,969	8,756	4,969
Tax-Managed Aggressive Strategy Fund	633	630	633	630
Core Market Strategy Fund	3,026	1,741	3,026	1,741
Core Market Strategy Allocation Fund	255	252	255	252
Market Growth Strategy Fund	10,593	5,591	10,593	5,591
Market Growth Strategy Allocation Fund	1,317	1,364	1,317	1,364

SEI Asset Allocation Trust / Annual Report / March 31, 2015	71

Notes to Financial Statements (Continued)

March 31, 2015

As of March 31, 2015, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$50	$—	$(4,301)	$(3)	$565	$—	$(3,689)
Defensive Strategy Allocation Fund	45	—	(851)	—	1,416	—	610
Conservative Strategy Fund	477	—	(18,549)	—	4,596	3	(13,473)
Conservative Strategy Allocation Fund	162	—	(1,564)	—	9,997	1	8,596
Moderate Strategy Fund	1,796	—	(55,302)	—	12,691	(41)	(40,856)
Moderate Strategy Allocation Fund	150	—	(2,948)	—	20,649	(1)	17,850
Aggressive Strategy Fund	2,443	—	(125,066)	—	44,713	(136)	(78,046)
Tax-Managed Aggressive Strategy Fund	15	—	(16,719)	—	25,835	1	9,132
Core Market Strategy Fund	1,143	—	(3,048)	—	4,942	(43)	2,994
Core Market Strategy Allocation Fund	6	—	(3,707)	—	9,984	1	6,284
Market Growth Strategy Fund	3,046	—	(142,158)	—	37,556	(167)	(101,723)
Market Growth Strategy Allocation Fund	31	—	(30,080)	—	50,365	1	20,317

Post-October losses represent losses realized on investments from November 1, 2014 through March 31, 2015 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

The Funds had capital loss carryforwards at March 31, 2015 as follows ($ Thousands):

	Years Expiring	Amounts
Defensive Strategy Fund	2019	$126
	2018	1,458
	2017	2,717

		$4,301

Defensive Strategy Allocation Fund	2019	$608
	2018	243

		$851

Conservative Strategy Fund	2019	$783
	2018	7,821
	2017	9,945

		$18,549

Conservative Strategy Allocation Fund	2018	$1,564

Moderate Strategy Fund	2019	$8,241
	2018	44,294
	2017	2,767

		$55,302

Moderate Strategy Allocation Fund	2019	$2,948

Aggressive Strategy Fund	2018	$103,141
	2017	21,925

		$125,066

Tax-Managed Aggressive Strategy Fund	2018	$16,719

Core Market Strategy Fund	2018	$3,048

Core Market Strategy Allocation Fund	2018	$3,707

	Years Expiring	Amounts
Market Growth Strategy Fund	2019	$1,511
	2018	127,490
	2017	13,157

		$142,158

Market Growth Strategy Allocation Fund	2019	$1,088
	2018	28,992

		$30,080

For Federal income tax purposes, the capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired. The Funds’ use of capital loss carryforwards acquired by Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund and Market Growth Strategy Fund are subject to annual limitations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended March 31, 2015, the following Funds utilized capital loss carryforwards to offset capital gains ($ Thousands):

Utilized Capital Loss Carryforwards
Defensive Strategy Fund	$839
Defensive Strategy Allocation Fund	1,161

72	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Utilized Capital Loss Carryforwards
Conservative Strategy Fund	$3,793
Conservative Strategy Allocation Fund	5,650
Moderate Strategy Fund	9,791
Moderate Strategy Allocation Fund	7,128
Aggressive Strategy Fund	24,342
Tax-Managed Aggressive Strategy Fund	3,536
Core Market Strategy Fund	5,599
Core Market Strategy Allocation Fund	1,332
Market Growth Strategy Fund	20,774
Market Growth Strategy Allocation Fund	8,504

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2015, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
Defensive Strategy Fund	$37,902	$918	$(353)	$565
Defensive Strategy Allocation Fund	8,391	1,714	(298)	1,416
Conservative Strategy Fund	112,222	6,725	(2,129)	4,596
Conservative Strategy Allocation Fund	34,101	10,846	(849)	9,997
Moderate Strategy Fund	260,165	18,830	(6,179)	12,651
Moderate Strategy Allocation Fund	74,023	23,832	(3,183)	20,649
Aggressive Strategy Fund	261,731	51,966	(7,387)	44,579
Tax-Managed Aggressive Strategy Fund	37,943	26,202	(367)	25,835
Core Market Strategy Fund	112,361	9,571	(4,672)	4,899
Core Market Strategy Allocation Fund	16,922	10,268	(284)	9,984
Market Growth Strategy Fund	342,024	46,250	(8,861)	37,389
Market Growth Strategy Allocation Fund	84,687	52,223	(1,858)	50,365

The difference between tax cost and book cost is primarily attributable to wash sales.

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds.

9. NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	73

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Asset Allocation Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Asset Allocation Trust, comprised of the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (collectively, the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Asset Allocation Trust as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

May 29, 2015

74	SEI Asset Allocation Trust / Annual Report / March 31, 2015

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99

Trustee of The Advisors’

Inner Circle Fund, The

Advisors’ Inner Circle Fund

II, The Advisors’ Inner Circle

Fund III, Bishop Street

Funds, The KP Funds,

O’Connor EQUUS, Director of

SEI since 1974. Director of

the Distributor since 2003.

Director of SEI Investments

— Global Fund Services,

Limited, SEI Investments

Global, Limited, SEI

Investments (Europe),

Limited, SEI Investments

(Asia), SEI Global Nominee

Ltd., Limited and SEI Asset

Korea Co., Ltd.

TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99

Trustee of The Advisors’

Inner Circle Fund, The

Advisors’ Inner Circle Fund

II, Bishop Street Funds, The

KP Funds, State Street

Navigator Securities Lending

Trust, and SEI Structured

Credit Fund, L.P., member of

the independent review

committee for SEI’s

Canadian-registered mutual

funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	75

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997-2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006

Chief Compliance Officer of SEI Institutional

Managed Trust, SEI Asset Allocation Trust,

SEI Daily Income Trust, SEI Institutional

International Trust, SEI Liquid Asset Trust,

SEI Tax Exempt Trust, SEI Institutional

Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and O’Connor EQUUS since 2014.

				N/A	N/A

76	SEI Asset Allocation Trust / Annual Report / March 31, 2015

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	77

SEI ASSET ALLOCATION TRUST — MARCH 31, 2015

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,009.90	0.16%	$0.78
Class I	1,000.00	1,008.80	0.41	2.04
Hypothetical 5% Return
Class A	$1,000.00	$1,024.15	0.16%	$0.79
Class I	1,000.00	1,022.90	0.41	2.05
Defensive Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,082.10	0.23%	$1.19
Hypothetical 5% Return
Class A	$1,000.00	$1,023.79	0.23%	$1.16
Conservative Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,018.50	0.18%	$0.91
Class D	1,000.00	1,015.00	0.98	4.93
Class I	1,000.00	1,018.00	0.43	2.18
Hypothetical 5% Return
Class A	$1,000.00	$1,024.03	0.18%	$0.91
Class D	1,000.00	1,020.04	0.98	4.94
Class I	1,000.00	1,022.77	0.43	2.19

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,089.60	0.23%	$1.19
Hypothetical 5% Return
Class A	$1,000.00	$1,023.79	0.23%	$1.15
Moderate Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,032.20	0.21%	$1.05
Class D	1,000.00	1,028.70	0.94	5.00
Class I	1,000.00	1,030.90	0.45	2.29
Hypothetical 5% Return
Class A	$1,000.00	$1,023.89	0.21%	$1.05
Class D	1,000.00	1,020.00	0.99	4.98
Class I	1,000.00	1,022.68	0.45	2.28
Moderate Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,076.30	0.23%	$1.18
Hypothetical 5% Return
Class A	$1,000.00	$1,023.79	0.23%	$1.15

78	SEI Asset Allocation Trust / Annual Report / March 31, 2015

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Aggressive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,043.20	0.23%	$1.15
Class D	1,000.00	1,039.40	0.98	4.98
Class I	1,000.00	1,042.10	0.47	2.41
Hypothetical 5% Return
Class A	$1,000.00	$1,023.80	0.22%	$1.14
Class D	1,000.00	1,020.05	0.98	4.93
Class I	1,000.00	1,022.57	0.47	2.39
Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,049.40	0.23%	$1.16
Hypothetical 5% Return
Class A	$1,000.00	$1,023.80	0.23%	$1.15
Core Market Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,032.70	0.23%	$1.15
Class I	1,000.00	1,031.80	0.49	2.46
Hypothetical 5% Return
Class A	$1,000.00	$1,023.80	0.23%	$1.14
Class I	1,000.00	1,022.51	0.49	2.45

	Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Core Market Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,049.20	0.23%	$1.17
Hypothetical 5% Return
Class A	$1,000.00	$1,023.79	0.23%	$1.15
Market Growth Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,033.70	0.23%	$1.15
Class D	1,000.00	1,030.50	0.98	4.96
Class I	1,000.00	1,032.80	0.48	2.42
Hypothetical 5% Return
Class A	$1,000.00	$1,023.80	0.23%	$1.15
Class D	1,000.00	1,020.05	0.98	4.93
Class I	1,000.00	1,022.55	0.48	2.41
Market Growth Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,049.60	0.23%	$1.17
Hypothetical 5% Return
Class A	$1,000.00	$1,023.79	0.23%	$1.15

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period shown).

SEI Asset Allocation Trust / Annual Report / March 31, 2015	79

Board of Trustees’ Considerations in Approving the Advisory Agreement (Unaudited)

RENEWAL DISCLOSURE FRAMEWORK*

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the day-to-day investment management of the assets of each series of the Trust (each, a “Fund” and, collectively, the “Funds”).

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Advisory Agreement must be specifically approved: (i) by the vote of the Trust’s Board of Trustees (the “Board”) or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year that is dedicated to considering whether to renew the Advisory Agreement between the Trust and SIMC with respect to the Funds. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with similar mutual funds compiled by Lipper, in addition to the fees it charges to the underlying mutual funds in which the Funds invest (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds compiled by Lipper (including the fees and operating expenses of the underlying mutual funds in which the Funds invest compared with similar mutual funds); (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance systems; (ix) SIMC’s policies on and compliance procedures for personal securities transactions; (x) SIMC’s reputation, expertise and resources in domestic and/or international financial markets; (xi) the performance of the Funds over various periods of time compared with similar mutual funds compiled by Lipper; and (xii) the performance of the underlying mutual funds in which the Funds invest compared with similar mutual funds.

At the March 24-25, 2015 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and approved the selection of SIMC to act as investment adviser for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•	the nature, extent and quality of the services provided to the Funds under the Advisory Agreement, including the resources of SIMC and its affiliates dedicated to the Funds;

•	the Funds’ investment performance and how the performance of the underlying mutual funds in which the Funds invest compared to that of other comparable mutual funds;

*	This renewal disclosure framework is intended primarily as a starting point for disclosure, and to serve as a checklist for disclosure of issues considered by the Board, and is intended to be tailored so as to reflect accurately the Trustee considerations with respect to any specific renewal.

80	SEI Asset Allocation Trust / Annual Report / March 31, 2015

•

the Funds’ expenses under the Advisory Agreement (including the fees and operating expenses of the underlying mutual funds in which the Funds invest and how those expenses compared to those of other comparable mutual funds);

•	the profitability of SIMC and its affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and its affiliates; and

•	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds supported renewal of the Advisory Agreement.

Fund Performance. The Board considered Fund performance in determining whether to renew the Advisory Agreement. Specifically, the Trustees considered the Funds’ performance compared to their peer groups as well as the performance of the underlying mutual funds in which the Funds invest relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Advisory Agreement.

Fund Expenses. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio (including the fees and operating expenses of the underlying mutual funds in which the Funds invest in comparison to those of other comparable mutual funds). The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Advisory Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and its affiliates. The Trustees found that profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

SEI Asset Allocation Trust / Annual Report / March 31, 2015	81

Notice to Shareholders (Unaudited)

For shareholders that do not have a March 31, 2015 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2015 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2015, the Funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)
Defensive Strategy Fund	0%	100%	100%	5%	9%	7%
Defensive Strategy Allocation Fund	0%	100%	100%	14%	14%	0%
Conservative Strategy Fund	0%	100%	100%	7%	15%	4%
Conservative Strategy Allocation Fund	0%	100%	100%	17%	17%	0%
Moderate Strategy Fund	0%	100%	100%	7%	8%	3%
Moderate Strategy Allocation Fund	0%	100%	100%	16%	22%	0%
Aggressive Strategy Fund	0%	100%	100%	14%	28%	0%
Tax-Managed Aggressive Strategy Fund	0%	100%	100%	26%	58%	0%
Core Market Strategy Fund	0%	100%	100%	8%	16%	4%
Core Market Strategy Allocation Fund	0%	100%	100%	25%	58%	0%
Market Growth Strategy Fund	0%	100%	100%	10%	21%	0%
Market Growth Strategy Allocation Fund	0%	100%	100%	25%	57%	0%

Items (A) and (B) are based on the percentage of the Fund’s total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

82	SEI Asset Allocation Trust / Annual Report / March 31, 2015

SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, Pennsylvania 19456

SEI-F-121 (03/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2015 and 2014 as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$121,500	$0	N/A	$119,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$28,000	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

The Schedule of Investments in securities of unaffiliated issuers are as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s board of trustees (the “Board”). Pursuant to the Committee’s charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) 4 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By:	/s/ Robert A Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2015

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO

Date: June 9, 2015